PROSPECTUS SUPPLEMENT
(To Prospectus Dated ________, 1999)

                               $-----------

                     First USA Credit Card Master Trust

     $_________ Class A Floating Rate Asset Backed Certificates, Series 1999-__ $________ Class B Floating Rate Asset Backed Certificates, Series 1999-__

                                First USA Bank, N.A.
                              Transferor and Servicer

                              Class A Certificates      Class B Certificates

Principal Amount             $_________                $_________
Price                        $_________ (___%)         $_________ (___%)
Underwriting Discount        $_________ (___%)         $_________ (___%)
Proceeds to the Transferor   $_________ (___%)         $_________ (___%)
Certificate Rate            one-month LIBOR + __%p.a  one-month LIBOR + __%p.a.
Interest Payment Dates      monthly on the 15th       monthly on the 15th
First Interest Payment Date  ___________               __________
Scheduled Principal
  Payment Date               ___________               __________


The Class B Certificates are subordinated to the Class A Certificates.

These securities are interests in First USA Credit Card Master Trust and are backed only by the assets of the Trust. Neither these securities nor the assets of the Trust are obligations of First USA Bank, N.A. or any of its affiliates, or obligations insured by the FDIC.

These securities are highly structured. Before you purchase these securities, be sure you understand the structure and the risks. See "Risk Factors" beginning on page S-__ in this prospectus supplement.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the adequacy or accuracy of the disclosures in this supplement and the attached prospectus. Any representation to the contrary is a criminal offense.

These securities are offered subject to availability.

Underwriters of the Class A Certificates

Underwriter of the Class B Certificates

The date of this Prospectus Supplement is __________, 1999


[FLAG]
The information in this prospectus is not complete and may be changed. We can not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Table of Contents

Where to Find Information in These Documents.......................S-3

Summary of Terms...................................................S-4

Structural Summary.................................................S-5

Selected Trust Portfolio Summary Data..............................S-8

Risk Factors......................................................S-10
   Potential Early Repayment or Delayed
      Payment due to Reduced Portfolio Yield......................S-10
   Allocations of Charged-Off Receivables
      Could Reduce Payments
      to Certificateholders.......................................S-12
   Limited Ability to Resell Certificates..........................S-13
   Certain Liens Could Be Given Priority Over
      Your Securities.............................................S-13
   Insolvency or Bankruptcy of First USA Could
      Result in Accelerated, Delayed or
      Reduced Payments to Certificateholders......................S-13
   Issuance of Additional Series by the Trust May
      Affect the Timing of Payments...............................S-14
   Individual Certificateholders WillHave
      Limited Control of Trust Actions............................S-15
   Class B Bears Additional Credit Risk...........................S-15

First USA's Credit Card Portfolio.................................S-16
   General........................................................S-16
   Assessment of Fees and Finance and other
      Charges.....................................................S-17
   Delinquency and Loss Experience................................S-17

Interchange.......................................................S-21

The Receivables...................................................S-21
  General.........................................................S-21

Maturity Considerations...........................................S-25

Receivable Yield Considerations...................................S-27

Use of Proceeds...................................................S-28

First USA Bank, N.A...............................................S-28

Description of the Certificates...................................S-29
   General........................................................S-29
   Status of the Certificates.....................................S-30
   Prescription...................................................S-30
   Interest Payments..............................................S-30
   Principal Payments.............................................S-31
   Postponement of Accumulation Period............................S-33
   Excess Principal Collections...................................S-33
   Subordination of the Class B Certificates......................S-34
   Investor Percentage and Transferor
      Percentage..................................................S-34
   Reallocation of Cash Flows.....................................S-37
   Application of Collections.....................................S-37
   Allocations of Collections of Finance
      Charge Receivables..........................................S-42
   Excess Finance Charge Collections..............................S-42
   Payments of Principal..........................................S-44
   Allocations of Collections of Principal
      Receivables.................................................S-46
   Reallocated Principal Collections..............................S-46
   Defaulted Receivables; Investor Charge-Offs....................S-47
   Principal Funding Account......................................S-48
   Reserve Account................................................S-49
   Companion Series...............................................S-50
   Pay Out Events.................................................S-50
   Optional Repurchase............................................S-52
   Servicing Compensation and Payment of
     Expenses.....................................................S-52
   Reports to Certificateholders..................................S-52

Listing and General Information...................................S-53

ERISA Considerations..............................................S-53
   Class A Certificates...........................................S-53
   Class B Certificates...........................................S-54
   Consultation with Counsel......................................S-54

Underwriting......................................................S-56

Exchange Listing..................................................S-57

ANNEX I:  OTHER SERIES...........................................A-I-1

ANNEX II:  GLOBAL CLEARANCE,
   SETTLEMENT AND TAX
   DOCUMENTATION PROCEDURES.....................................A-II-1

Index of Terms for Prospectus Supplement........................A-II-5


                Where to Find Information in These Documents

The attached prospectus provides general information about First USA Credit Card Master Trust, including terms and conditions that are generally applicable to the securities issued by the Trust. The specific terms of Series 1999-__ are described in this supplement.

This supplement begins with several introductory sections describing your series and First USA Credit Card Master Trust in abbreviated form:

      o Summary of Terms provides important amounts, dates and other terms of your series;

      o Structural Summary gives a brief introduction of the key structural features of your series and directions for locating further information; and

      o     Risk Factors describes risks that apply to your series.

As you read through these sections, cross-references will direct you to more detailed descriptions in the attached prospectus and elsewhere in this supplement. You can also directly reference key topics by looking at the table of contents pages in this supplement and the attached prospectus.

This supplement and the attached prospectus may be used by Banc One Capital Markets, Inc. and First Chicago Capital Markets, Inc. in connection with offers and sales related to market-making transactions in the certificates offered by this supplement and the attached prospectus. Banc One Capital Markets, Inc. and First Chicago Capital Markets, Inc. may act as principal or agent in such transactions. Such sales will be made at varying prices related to prevailing market prices at the time of sale.

To understand the structure of these securities, you must read carefully the attached prospectus and this supplement in their entirety.


                              Summary of Terms


Trust:                              First USA Credit Card Master Trust--"Trust"
Transferor:                         First USA Bank, National Association--
                                      "First USA" or the "Bank"
Servicer:                           First USA
Trustee:                            The Bank of New York (Delaware)
Pricing Date:                       _________, ____
Closing Date:                       _________, ____
Clearance and Settlement:           DTC/Cedelbank/Euroclear
Trust Assets:
                                    receivables originated in VISA(R) and
                                    MasterCard(R) accounts, including
                                    recoveries on charged-off receivables



Series Structure:                   Amount                   % of Total Series
Class A                             $___________             ____%
Class B                             $___________             ____%
Excess Collateral                   $___________             ____%

Annual Servicing Fee:                ____%


                                       Class A                  Class B

Anticipated Ratings:*
(Moody's/Standard & Poor's/
Fitch IBCA                       Aaa/AAA/AAA             A2/A/A+
Credit Enhancement:              subordination of        subordination of the
                                 Class B and the         excess collateral
                                 excess collateral
Interest Rate:                 one-month LIBOR +_% p.a. one-month LIBOR +_%p.a.
Interest Accrual Method:         actual / 360            actual / 360
Interest Payment Dates:          monthly (15th)          monthly (15th)
Interest Rate Index Reset Date:  2 London business days  2 London business days
                                 before each interest    before each interest
                                 payment date            payment date
First Interest Payment Date:     _________, ____         _________, ____
Scheduled Payment Date:          _________, ____         _________, ____
Commencement of Accumulation
  Period (subject to adjustment):_________, ____         _________, ____
Stated Series Termination Date:  _________, ____         _________, ____
Application for Exchange Listing:Luxembourg              Luxembourg
CUSIP Number:                    ______________          ______________
ISIN Number:                     ______________          ______________
Common Code:                     ______________          ______________

*  It is a condition to issuance that one of these ratings be obtained.


                             Structural Summary

      This summary briefly describes certain major structural components of Series 1999-__. To fully understand the terms of Series 1999-__ you will need to read both this supplement and the attached prospectus in their entirety.

The Series 1999-__ Certificates

      Your certificates represent the right to a portion of collections on the underlying Trust assets. Your certificates will also be allocated a portion of net losses on receivables, if any. Any collections of finance charges allocated to your series will be used to make interest payments, to pay a portion of the fees of First USA as servicer and to cover net losses allocated to your series. Any remaining collections of finance charges allocated to your series will be applied for the benefit of the holder of the excess collateral. Any principal collections allocated to your series in excess of the amount owed to certificates of your series on any distribution date will be shared with other series of certificates issued by First USA Credit Card Master Trust, retained in a trust account, or returned to First USA. In no case will you receive more than the principal and interest owed to you under the terms described in this supplement and the attached prospectus.

      For further information on allocations and payments, see "Description of the Certificates--Investor Percentage and Transferor Percentage" and "-- Application of Collections" in this supplement. For further information about the receivables supporting your certificates, see "The Receivables" and "Receivable Yield Considerations" in this supplement. For a more detailed discussion of the certificates, see "Description of the Certificates" in this supplement and the attached prospectus.

      Your certificates feature credit enhancement by means of the subordination of other interests, which is intended to protect you from net losses and shortfalls in cash flow. Credit enhancement for your series is for your series' benefit only. Credit enhancement is provided to Class A by the following:

      o     subordination of Class B; and

      o     subordination of the excess collateral.

Credit enhancement is provided to Class B by the following:

      o     subordination of the excess collateral.

      The effect of subordination is that the more subordinated interests will absorb any net losses allocated to Series 1999-__, and make up any shortfalls in cash flow, before the more senior interests are affected. On the closing date the excess collateral will be $__________, or ___% of the sum of the initial Class A invested amount, the initial Class B invested amount and the initial excess collateral amount. If the cash flow and any subordinated interest do not cover all net losses allocated to Series 1999-__, your payments of interest and principal will be reduced and you may suffer a loss of principal.

      For a more detailed description of the subordination provisions of Series 1999-__, see "Description of the Certificates--Subordination of the Class B Certificates" in this supplement. For a discussion of losses, see "Description of the Certificates--Defaulted Receivables; Investor Charge-Offs" in this supplement. See "Risk Factors" in this supplement for more detailed discussions of the risks of investing in Series 1999-__.

First USA Credit Card Master Trust

      Your series is one of _______ series issued by First USA Credit Card Master Trust which are expected to remain outstanding as of the closing date. First USA Credit Card Master Trust is maintained by the trustee, for the benefit of:


      o     certificateholders of Series 1999-__;

      o certificateholders of other series issued by First USA Credit Card Master Trust;

      o     providers of credit enhancements for
            Series 1999-__ and other series issued
            by First USA Credit Card Master Trust;
            and

      o     First USA.

      For a summary of the terms of the previously issued series see "Annex I: Other Series."

      Each series has a claim to a fixed dollar amount of First USA Credit Card Master Trust's assets, regardless of the total amount of receivables in the Trust at any time. First USA holds the remaining claim to First USA Credit Card Master Trust's assets, which fluctuates with the total amount of receivables in the Trust. First USA, as the holder of that amount, has the right to purchase the outstanding Series 1999-__ certificates at any time when the outstanding amount of the Series 1999-__ certificateholders' interest in the First USA Credit Card Master Trust is less than or equal to 5% of the original amount of that interest. The purchase price for these outstanding Series 1999-__ certificates will be equal to the outstanding amount plus accrued and unpaid interest on the certificates through the last day of the period on which the repurchase occurs.

      For more information on First USA Credit Card Master Trust's assets, see "First USA's Credit Card Portfolio" and "The Receivables" in this supplement and "First USA's Credit Card Activities" and "The Receivables" in the attached prospectus. For more information on the final payment of principal and optional repurchase of the certificates by the Transferor, see "Description of the Certificates--Optional Repurchase" in this supplement and "Description of the Certificates--Final Payment of Principal; Termination" in the attached prospectus.

Scheduled Principal Payments and Potential Later Payments

      First USA Credit Card Master Trust expects to pay the entire principal amount of Class A and the entire principal amount of Class B in one payment on ________, ____. In order to accumulate the funds to pay Class A and Class B on their scheduled payment date, the Trust will accumulate principal collections in a principal funding account. The Trust will deposit funds into the principal funding account during an "accumulation period" on each "transfer date." The length of the accumulation period may be as long as twelve months, but will be shortened if First USA expects that a shorter period will suffice for the accumulation of the Class A, Class B and excess collateral payment amounts. The accumulation period is expected to end on ________, ____, when the funds on deposit in the principal funding account will be paid to Class A first, then to Class B and then to the excess collateral.

      If Class A is not fully repaid on the scheduled payment date, Class A will begin to amortize by means of monthly payments of all principal collections allocated to Series 1999-__ until it is fully repaid.

      After Class A is fully repaid the Trust will use principal collections allocated to Series 1999-__ to repay Class B. If Class B is not fully repaid on the scheduled payment date, Class B will begin to amortize by means of monthly payments of all monthly principal collections allocated to Series 1999-__ after Class A is fully repaid.

      For more information on scheduled principal payments and the accumulation period, see "Maturity Considerations" and "Description of the Certificates-- Principal Payments," "--Postponement of Accumulation Period" and "--Application of Collections" in this supplement and "Maturity Assumptions" and "Description of the Certificates--Principal Payments" in the attached prospectus.

      Prior to the commencement of an accumulation or amortization period for Series 1999-__, principal collections will be paid to First USA, retained in a trust account or shared with other series that are amortizing or in an accumulation period.

Minimum Yield on the Receivables; Possible Early
Principal Repayment of Series 1999-__

      Class A or Class B may be repaid earlier than its scheduled payment date if collections on the underlying receivables, together with other amounts available for payment to certificateholders, are too low. The minimum amount that must be available for payment to Series 1999-__ in any month, referred to as the "base rate," is the sum of the Class A interest rate, the Class B interest rate and the excess collateral minimum interest rate, plus 2.0%. If the average Trust portfolio yield, net of losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 1999-__ and the Trust will commence a rapid amortization of Series 1999-__, and holders of Series 1999-__ certificates will receive principal payments earlier than the scheduled payment date.

      Series 1999-__ is also subject to several other pay out events, which could cause Series 1999-__ to amortize, and which are summarized under the headings "Maturity Considerations" and "Description of the Certificates--Pay Out Events" in this supplement. If Series 1999-__ begins to amortize, Class A will receive monthly payments of principal until it is fully repaid; Class B will then receive monthly payments of principal until it is fully repaid. In that event, your certificates may be repaid prior to the scheduled payment date.

      The final payment of principal and interest will be made no later than _________, ____, which is the Stated Series Termination Date.

      For more information on pay out events, the portfolio yield and base rate, early principal repayment and rapid amortization, see "Maturity Considerations," "Description of the Certificates--Principal Payments" and "--Pay Out Events" in this supplement and "Description of the Certificates--Principal Payments" and "--Final Payment of Principal; Termination" in the attached prospectus.

Tax Status of Class A and Class B

      Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to First USA, is of the opinion that under existing law the Class A and Class B certificates will be characterized as debt for U.S. Federal income tax purposes.

      The Transferor, the Servicer, the holders of the Class A certificates and the Class B certificates and the owners of such certificates will agree to treat the Class A certificates and the Class B certificates as debt for Federal, state, local and foreign income and franchise tax purposes.

      For further information regarding the application of U.S. Federal income tax laws, see "Certain U.S. Federal Income Tax Consequences" in the attached prospectus.

ERISA Considerations

Class A Certificates: The underwriters anticipate that the Class A certificates will meet the criteria for treatment as "publicly-offered securities." If so, subject to important considerations described under "ERISA Considerations" in this supplement and in the attached prospectus, the Class A certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Class B Certificates: It is not anticipated that the Class B certificates will meet the criteria for treatment as "publicly-offered securities." As such, pension plans and other investors subject to ERISA cannot acquire Class B certificates. Prohibited investors include:

      o     "employee benefit plans" as defined in
            section 3(3) of ERISA.

      o any "plan" as defined in section 4975 of the U.S. Internal Revenue Code; and

      o any entity whose underlying assets may be deemed to include "plan assets" under ERISA by reason of any such plan's investment in the entity, including insurance company general accounts.

By purchasing any Class B certificates, you certify that you are not within any of those categories.

      For further information regarding the application of ERISA, see "ERISA Considerations" in this supplement and the attached prospectus.

Mailing Address and Telephone Number of Principal
Executive Offices

      The mailing address of First USA Bank, N.A., is 201 North Walnut Street, Wilmington, Delaware 19801 and the telephone number is (302) 594-4000.


                   Selected Trust Portfolio Summary Data

        Geographical Distribution of Receivables in Trust Portfolio
                          as of December 31, 1998

                    [Geographic Distribution Pie Chart]

The chart above shows the geographical distribution of the receivables in the Trust portfolio among the 50 states. Other than the states specifically shown in the chart, no state accounts for more than 5% of receivables in the Trust portfolio.


                                Payment Data

                            [Payment Data Chart]

The chart above shows the trust yield, payment rate and net charge-off rate for the Trust portfolio for each month from April 1997 to December 1998.

"Trust yield" for any month means the total amount of collected finance charges, annual membership fees, other charges and Discount Receivables allocated to certificateholders for the monthly period, expressed as a percentage of total outstanding invested amount as a daily average for such monthly period.

The "payment rate" for any month is the total amount of principal collections allocated to the Trust for the monthly period, expressed as a percentage of total outstanding principal receivables based on the weighted average principal receivables for such monthly period.

The amount of "net charge-offs" for any month is the amount of principal receivables in charged-off accounts, net of recoveries from previously charged-off accounts, allocated to certificateholders for the monthly period, expressed as a percentage of total outstanding invested amount as a daily average for such monthly period.


                                Risk Factors

      You should consider the following risk factors in deciding whether to purchase the asset backed certificates described herein.

Potential Early
Repayment or Delayed
Payment due to
Reduced Portfolio Yield       If the average trust portfolio yield, net of
                              losses allocated to your series, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to Series 1999-__ and the Trust will commence a rapid amortization of Series 1999-__, and holders of Series 1999-__ certificates will receive principal payments earlier than the scheduled payment date.
                              Moreover, if principal collections on
                              receivables allocated to other series are available for application to a rapid amortization of any outstanding securities, the period during which that rapid amortization occurs may be substantially shortened. Because of the potential for early repayment if collections on the receivables fall below the minimum amount, any circumstances that tend to reduce collections may increase the risk of early repayment of Series 1999-__.

                              Conversely, any reduction in collections may cause the period during which collections are accumulated in the principal funding account for payment of Class A to be longer than otherwise would have been the case.

                              The following factors could result in
                              circumstances that tend to reduce
                              collections:

                              First USA May Change the Terms and Conditions of the Accounts

                              First USA will transfer receivables to the First USA Credit Card Master Trust arising under specified credit card accounts, but First USA will continue to own those accounts. As the owner of those accounts, First USA retains the right to change various terms and conditions of those accounts, including finance charges and other fees it charges and the required monthly minimum payment. First USA may change the terms of the accounts to maintain its competitive position in the credit card industry. Changes in the terms of the accounts may reduce the amount of receivables arising under the accounts, reduce the amount of collections on those receivables, or otherwise alter payment patterns.

                              First USA has agreed that it will not change the terms of the accounts or its policies relating to the operation of its credit card business, including the reduction of the required minimum monthly payment and the calculation of the amount or the timing of finance charges, other fees and charge-offs, unless it reasonably believes such a change would not result in a pay out event for any series and takes the same action on its other substantially similar accounts, to the extent permitted by those accounts.

                              As Servicer, First USA is also required to exercise the same care and apply the same policies that it exercises in handling similar matters for its own comparable accounts.

                              First USA May Add Accounts to the Trust Portfolio

                              In addition to the accounts already
                              designated for First USA Credit Card Master
                              Trust, First USA is permitted to designate additional accounts for the trust portfolio and to transfer the receivables in those accounts to the Trust. Any new accounts and receivables may have different terms and conditions than the accounts and receivables already in the Trust--such as higher or lower fees or interest rates, or longer or shorter principal payment terms. Credit card accounts purchased by First USA may be included as additional accounts if certain conditions are satisfied. Credit card accounts purchased by First USA will have been originated using the account originator's underwriting criteria, not those of First USA. The account originator's underwriting criteria may be more or less stringent than those of First USA. Additionally, additional credit card accounts may have been originated by First USA using credit criteria which is different from those which were applied by First USA to the current credit card accounts. The new accounts and receivables may produce higher or lower collections or charge-offs over time than the accounts and receivables already in the Trust and could tend to reduce the amount of collections allocated to Series 1999-__.

                              Also, if First USA's percentage interest in the accounts of the Trust falls to 4% or less, First USA will be required to maintain that level by designating additional accounts for the Trust portfolio and transferring the receivables in those accounts to the Trust. If First USA is required to add accounts to the Trust, it may not have any accounts available to be added to the Trust. If First USA fails to add accounts when required, a "pay out event" will occur and you could receive payment of principal sooner than expected. See "Description of the Certificates--Addition of Accounts" in the attached prospectus.

                              Certificate and Receivables Interest Rate
                              Reset Terms May Differ

                              Finance charges on the accounts in the First
                              USA Credit Card Master Trust may accrue at a fixed rate or a variable rate above a designated prime rate or other designated index. The certificate rate of your certificate is based on LIBOR. Changes in LIBOR might not be reflected in the prime rate or the designated index, resulting in a higher or lower spread, or difference, between the amount of collections of finance charge receivables on the accounts and the amounts of interest payable on Series 1999-__ and other amounts required to be funded out of collections of finance charge receivables.

                              A decrease in the spread between collections of finance charge receivables and interest payments on your certificate could increase the risk of early repayment.

                              Changes to Consumer Protection Laws May
                              Impede First USA's Collection Efforts

                              Federal and state consumer protection laws regulate the creation and enforcement of consumer loans, including credit card accounts and receivables. Changes or additions to those regulations could make it more difficult for the servicer of the receivables to collect payments on the receivables. The U.S. Congress or state or local legislatures could pass legislation limiting the finance charges and fees that may be charged on credit card accounts. The impact could be a reduction of the portfolio yield which could result in a pay out event. See "Description of the Certificates--Pay Out Events" and "Certain Legal Aspects of the Receivables--Consumer Protection Laws" in the attached prospectus.

                              Receivables that do not comply with consumer protection laws may not be valid or enforceable in accordance with their terms against the obligors on those receivables. First USA makes representations and warranties relating to the validity and enforceability of the receivables arising under the accounts in the trust portfolio. Subject to certain conditions described under "Description of the
                              Certificates--Representations and Warranties" in the attached prospectus, First USA must accept reassignment of each receivable that does not comply in all material respects with all requirements of applicable law. However, we do not anticipate that the trustee under the pooling and servicing agreement will make any examination of the receivables or the related records for the purpose of determining the presence or absence of defects, compliance with representations and warranties, or for any other purpose. The only remedy if any representation or warranty is violated, and the violation continues beyond the period of time First USA has to correct the violation, is that First USA must accept reassignment of the receivables affected by the violation, subject to certain conditions described under "Description of the Certificates-- Representations and Warranties" in the attached prospectus. See also "Certain Legal Aspects of the Receivables--Consumer Protection Laws" in the attached prospectus.

                              If a cardholder sought protection under
                              Federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the cardholder's obligations to repay amounts due on its account and, as a result, the related receivables would be written off as uncollectible. See "Description of the Certificates--Defaulted Receivables; Investor Charge-Offs" in this supplement and "Description of the Certificates--Defaulted Receivables; Rebates and Fraudulent Charges" and "--Investor Charge-Offs" in the attached prospectus.

                              Slower Generation of Receivables Could Reduce Collections

                              The receivables transferred to the First USA
                              Credit Card Master Trust may be paid at any time. We cannot assure the creation of additional receivables in those accounts or that any particular pattern of cardholder payments will occur. A significant decline in the amount of new receivables generated by the accounts in the Trust could result in reduced collections. See "Maturity Considerations."

Allocations of
Charged-Off Receivables
Could Reduce Payments
to Certificateholders         First USA anticipates that it will write off
                              as uncollectible some portion of the
                              receivables arising in accounts in the trust portfolio. Each class of Series 1999- __ will be allocated a portion of those charged-off receivables. See "Description of the
                              Certificates--Investor Percentage and
                              Transferor Percentage" and "First USA's
                              Credit Card Portfolio--Delinquency and Loss
                              Experience." If the amount of charged-off receivables allocated to any class of certificates exceeds the amount of other funds available for reimbursement of those charge-offs (which could occur if the amount of credit enhancement for those certificates is reduced to zero) the holders of those certificates may not receive the full amount of principal and interest due to them. See
                              "Description of the
                              Certificates--Reallocation of Cash Flows,"
                              "--Application of Collections" and
                              "--Defaulted Receivables; Investor
                              Charge-Offs."

Limited Ability to
Resell Certificates           The underwriters may assist in resales of
                              Class A and Class B certificates but they are not required to do so. A secondary market for any such securities may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your securities.

Certain Liens Could Be
Given Priority Over
Your Securities               First USA accounts for the transfer of the
                              receivables to the Trust as a sale. However, a court could conclude that First USA still owns the receivables and that the Trust holds only a security interest. First USA will take steps to give the trustee a "first priority perfected security interest" in the receivables. If First USA became insolvent and the Federal Deposit Insurance Corporation were appointed conservator or receiver of First USA, the FDIC's administrative expenses might be paid from the receivables before the Trust received any payments on the receivables. If a court concludes that the transfer to the Trust is only a grant of a security interest in the receivables certain liens on First USA's property arising before new receivables come into existence may get paid before the Trust's interest in those receivables. Those liens include a tax or government lien or other liens permitted under the law without the consent of First
                              USA. See "Certain Legal Aspects of the
                              Receivables--Transfer of Receivables" and
                              "Description of the
                              Certificates--Representations and Warranties" in the attached prospectus.

Insolvency or
Bankruptcy of First
USA Could Result in
Accelerated, Delayed or
Reduced Payments to
Certificateholders            Under the Federal Deposit Insurance Act, as
                              amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, if
                              First USA becomes insolvent and the FDIC is appointed conservator or receiver of First
                              USA, the FDIC could--

                              o require The Bank of New York (Delaware), as trustee for the Trust, to go through an administrative claims procedure under which the FDIC could have up to 180 days to determine the trustee's right to payments collected on the receivables in the Trust;

                              o  request a stay of up to 90 days of any
                                 judicial action or proceeding involving
                                 First USA; or

                              o  repudiate the pooling and servicing
                                 agreement establishing the Trust up to 180 days following the date of receivership and limit the Trust's resulting claim to "actual direct compensatory damages" measured as of the date of receivership.

                              If the FDIC were to take any of these actions your payments of outstanding principal and interest could be delayed and possibly reduced. In this regard, among other possibilities, it is likely that the FDIC would not pay you the interest accrued from the date of receivership to the date of repudiation or payment. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the attached prospectus.

                              If a conservator or receiver were appointed for First USA, then a "pay out event" could occur for all outstanding series. Under the terms of the pooling and servicing agreement new principal receivables would not be transferred to the Trust and the trustee would sell the receivables allocated to a series unless holders of more than 50% of the invested amount of the series or, if the series has more than one class, each class of the series gave the trustee other instructions. The Trust would terminate earlier than was planned if each series did not vote to continue the Trust. You could have a loss if the sale of the receivables produced insufficient net proceeds to pay you in full. The conservator or receiver may nonetheless have the power--

                              o regardless of the terms of the pooling and servicing agreement, (a) to prevent the beginning of a rapid amortization period,
                                 (b) to prevent the early sale of the
                                 receivables and termination of the Trust or (c) to require new principal receivables to continue being transferred to the Trust; or

                              o  regardless of the instructions of the
                                 certificateholders, (a) to require the
                                 early sale of the Trust's receivables, (b) to require termination of the Trust and retirement of the Trust's certificates (including Series 1999-__) or (c) to prohibit the continued transfer of principal receivables to the Trust.

                              The FDIC as conservator or receiver would also have the power to repudiate or refuse to perform any obligations of First USA, including any obligations of First USA as servicer, and to request a stay of up to 90 days of any judicial action or proceeding involving First USA. In addition, if First USA, as servicer, defaults on its obligations under the pooling and servicing agreement solely because the FDIC is appointed conservator or receiver for First USA, the FDIC might have the power to prevent the trustee or the certificateholders from appointing a new servicer under the pooling and servicing agreement. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the attached prospectus.

Issuance of Additional
Series by the Trust May
Affect the Timing of
Payments First USA Credit Card Master Trust, as a master trust, may issue series of certificates from time to time. The Trust may issue additional series with terms that are different from your series without the prior review or consent of any certificateholders. It is a condition to the issuance of each new series that each rating agency that has rated an outstanding series confirm in writing that the issuance of the new series will not result in a reduction or withdrawal of its rating of any class of any outstanding series.

                              However, the terms of a new series could affect the timing and amounts of payments on any other outstanding series. See
                              "Description of the Certificates-- Exchanges" in the attached prospectus.

Individual
Certificateholders Will
Have Limited Control of
Trust Actions                 Certificateholders of any series or any class
                              within a series may need the consent or
                              approval of a specified percentage of the invested amount of other series or a class of such other series to take or direct certain actions, including to require the appointment of a successor servicer after First USA, as servicer, defaults on its obligations under the pooling and servicing agreement, to amend the pooling and servicing agreement in some cases, and to direct a repurchase of all outstanding series after certain violations of First USA's representations and warranties. The interests of the certificateholders of any such series may not coincide with yours, making it more difficult for any particular certificateholder to achieve the desired results from such vote.

Class B Bears
Additional Credit Risk        Because Class B is subordinated to Class A,
                              principal payments to Class B will not begin until Class A is repaid in full.
                              Additionally, if collections of finance
                              charge receivables allocated to Series
                              1999-__ are insufficient to cover amounts due to Class A, the invested amount for Class B might be reduced. This would reduce the amount of the collections of finance charge receivables available to Class B in future periods and could cause a possible delay or reduction in principal and interest payments on Class B. If the receivables are sold, the net proceeds of that sale available to pay principal would be paid first to Class A and any remaining net proceeds would be paid to Class B. See "Description of the
                              Certificates--Subordination of the Class B
                              Certificates."


                     First USA's Credit Card Portfolio

Capitalized terms are defined in this supplement and, if not, in the attached prospectus. Definitions are indicated by boldface type. Both the attached prospectus and this supplement contain an index of terms listing the page numbers where definitions can be found.

General

      The receivables (the "Receivables") conveyed or to be conveyed to the Trust pursuant to a pooling and servicing agreement (as the same may be amended from time to time, the "Pooling and Servicing Agreement"), between First USA Bank, National Association ("First USA" or the "Bank") as transferor (in such capacity, the "Transferor") and as servicer of the Receivables (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Series Supplement relating to the Offered Certificates (the "Offered Series Supplement") (the term "Pooling and Servicing Agreement," unless the context requires otherwise, refers to the Pooling and Servicing Agreement as supplemented by the Offered Series Supplement) have been or will be generated from transactions made by holders of MasterCard and VISA credit card accounts ("Accounts") selected by First USA, including premium accounts and standard accounts, from the Bank Portfolio. Each Class A Floating Rate Asset Backed Certificate, Series 1999-__ (collectively, the "Class A Certificates") and each Class B Floating Rate Asset Backed Certificate, Series 1999-__ (collectively, the "Class B Certificates" and, together with the Class A Certificates, the "Certificates" or the "Offered Certificates") will represent the right to receive certain payments from the Trust. As used in this supplement, the term "Certificateholders" refers to holders of the Certificates, the term "Class A Certificateholders" refers to holders of the Class A Certificates, the term "Class B Certificateholders" refers to holders of the Class B Certificates, and the term "Excess Collateral Holders" refers to the holders of the Excess Collateral, Series 1999-__ (the "Excess Collateral").

      The Bank converted to a national bank charter on July 1, 1998 and is now named "First USA Bank, National Association". Concurrently with this charter conversion, all consumer VISA and MasterCard credit card accounts previously held by other bank subsidiaries of BANK ONE CORPORATION ("BANK ONE") were consolidated in the Bank, which also replaced Bank One, N.A. as seller/servicer for the Banc One Credit Card Master Trust and for Banc One Funding Corporation, two other BANK ONE credit card securitization vehicles. As a result of the merger of First USA, Inc. with and into BANK ONE on June 27, 1997, the Bank is now an indirect wholly-owned subsidiary of BANK ONE.

       The Bank added receivables in certain accounts originated by the Bank, Bank One, N.A., Bank One, Arizona, NA and other affiliates of the Bank to the Trust on July 6, 1998. On September 30, 1998, the Bank purchased the credit card portfolio of Chevy Chase Bank, F.S.B. ("Chevy Chase"). On November 16, 1998, the Bank acquired accounts formerly owned by First National Bank of Commerce ("First Commerce") as a result of a merger between First Commerce and Bank One, Louisiana, N.A. and the transfer by Bank One, Louisiana, N.A. to the Bank of substantially all of such accounts. On December 24, 1998, the Bank purchased a portfolio of VISA and MasterCard credit card loans from General Electric Capital Corporation ("GE Capital"). The portfolio includes approximately $2.3 billion in managed credit card loans. The Bank has not added to the Trust receivables in any of the accounts acquired from Chevy Chase, First Commerce or GE Capital. A substantial portion of each such portfolio (other than the GE Capital portfolio) is currently subject to securitization through other credit card master trusts. However, the Bank may, from time to time, add to the Trust additional Receivables arising in accounts originated by affiliates of the Bank or purchased by the Bank. Each such addition to the Trust of receivables in accounts originated by the Bank and affiliates of the Bank or purchased by the Bank is subject to certain restrictions on additions of Accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition with respect to each such addition. See "Description of the Certificates--Addition of Accounts" in the attached prospectus.

       Effective October 2, 1998, BANK ONE, the parent corporation of the Bank, merged with First Chicago NBD Corporation, a Delaware corporation. Immediately prior to such merger, BANC ONE CORPORATION, an Ohio corporation ("BANC ONE"), also merged with and into BANK ONE, which had been a subsidiary of BANC ONE prior to such merger. BANK ONE is a bank holding company headquartered in Chicago, Illinois and registered under the Bank Holding Company Act of 1956, as amended. See "The Bank and BANK ONE CORPORATION" in the attached prospectus.


Assessment of Fees and Finance and other Charges

      A billing statement is sent to each cardholder at the end of each monthly billing cycle in which the account has a debit or credit balance of more than one dollar or if a finance charge has been imposed. With minor exceptions, the minimum payment due each month on each account is equal to the greater of $10 or 2% of the new balance shown on the statement, plus the greater of any amount past due on any amount over the cardholder's credit line. The Bank may assess a late payment fee, generally ranging from $10 to $35 for most accounts, if it does not receive the minimum payment by the payment due date shown on the monthly billing statement. The Bank may assess a return check fee, generally ranging from $10 to $35, for each payment check that is dishonored or that is unsigned or otherwise irregular, an overlimit fee, generally ranging from $10 to $25, for Purchases or Cash Advances that cause the credit line to be exceeded and administrative fees for certain functions performed at the request of the cardholder. Unless otherwise arranged between the Bank and the cardholder, any late payment fee, return check fee or administrative fee is added to the account and treated as a Purchase. In some cases, the Bank charges a non-refundable Annual Membership Fee. In addition, the Bank assesses on some cardholder accounts a transaction fee for the purchase of money orders, the use of wire transfers, the use of convenience checks and certain balance transfer transactions, equal to the greater of 2-3% of the amount thereof and $5, with a cap ranging from $35 to $50.

      Periodic finance charges ("Periodic Finance Charges") are not assessed in most circumstances on purchases and convenience checks if all balances shown in the billing statement are paid by the payment due date, which is approximately 20 to 25 days from the previous cycle billing date. Periodic Finance Charges are assessed on new Purchases and convenience checks from the day that they are posted to the account if all balances shown in the prior billing statement were not paid in full by the payment due date. Periodic Finance Charges are assessed on Cash Advances from the later of the day that they are made or the first day of the billing cycle during which they were posted to the account. Aggregate finance charges for each account in any given monthly billing cycle consist of Periodic Finance Charges equal to either (i) the product of the monthly periodic rate multiplied by the average daily balance or (ii) the product of the daily balance and the daily periodic rate totaled, in each case, for each day during the monthly billing cycle; plus, if applicable, an additional Cash Advance finance charge or transaction finance charge (not applicable for certain accounts), generally equal to a one-time charge of 2% to 3% of the Cash Advance or purchase of a money order, wire transfer or use of a convenience check or a balance transfer request (with a minimum ranging from $2 to $15 and a maximum ranging from $10 to unlimited), for each of these transactions posted to the account. Certain accounts in the portfolio of VISA and Master Card credit card accounts serviced by the Bank including accounts originated by the affiliates of the Bank whose consumer credit card operations were consolidated in the Bank on July 1, 1998 (the "Bank Portfolio") have an introductory period annual percentage rate ranging from 3.90% to 9.90%. The introductory rates on the accounts in the Bank Portfolio are primarily fixed annual percentage rates. The annual percentage rates, after the introductory rate period, are usually fixed or floating periodic rates that adjust periodically according to an index. Post-introductory annual percentage rates generally range from 9.99% to 26.99%.

Delinquency and Loss Experience

      The Bank considers an account delinquent if the minimum payment due thereunder is not received by the Bank by the due date. An account is not treated as delinquent by the Bank if the minimum payment is received by the next billing date.

      Efforts to collect delinquent credit card receivables are made by the Bank's collection department personnel, collection agencies and attorneys retained by the Bank. For a description of the Bank's collection practices and policies, see "First USA's Credit Card Activities--Delinquencies and Charge-Offs" in the attached prospectus.

      The Bank generally charges off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. See "First USA's Credit Card Activities--Delinquencies and Charge-Offs" in the attached prospectus.

       The following tables set forth the delinquency and loss experience for each of the periods shown for the Trust Portfolio. Reported loss and delinquency percentages for the Trust Portfolio may be reduced as a result of the addition of newly originated receivables. Receivables in newly originated accounts generally have lower delinquency and loss levels than receivables in more seasoned accounts and the addition of these receivables to the Trust Portfolio increases the outstanding receivables balance for the Trust Portfolio.


                           Delinquency Experience

                              Trust Portfolio

                           (dollars in thousands)

                       As of                                              As of December 31,
                                               ---------------------------------------------------------------------------
                       , 1999                           1998                      1997                      1996
                 ------------------------      -----------------------  -------------------------  -----------------------
                            Percentage of                Percentage of              Percentage of            Percentage of
                  Dollar     Receivables       Dollar     Receivables     Dollar     Receivables   Dollar     Receivables
                  Amount(1)  Outstanding       Amount(1)  Outstanding     Amount(1)  Outstanding   Amount(1)  Outstanding
                 ---------- -------------      --------- -------------  ----------- -------------  --------- -------------
Receivables
Outstanding

Number of Days
Delinquent:
  35-64 days...
  65-95 days...
  95 or more
   days (2).... ---------- -------------      --------- -------------  ----------- -------------  --------- -------------

   Total.........$                            $                        $                          $
                ========== =============      ========= =============  =========== =============  ========= =============

(1) The Dollar Amount reflected includes all amounts due from cardholders as posted to the accounts as of the date specified.

(2) The amount of Receivables delinquent 95 or more days as of ______, 1999 and as of December 31, 1998 and December 31, 1997 is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. The amount of receivables delinquent 95 or more days as of December 31, 1996 is stated on a basis consistent with the Bank's prior policy of charging off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. The policy change was implemented to conform the charge-off policy of the Bank with that of BANK ONE.




                                     Loss Experience

                                     Trust Portfolio
                                  (dollars in thousands)

                                             __ Months
                                               Ended
                                             _______,        Year Ended December 31,
                                                        --------------------------------
                                              1999(1)     1998       1997        1996
                                             ---------  ---------  ---------  ----------

Average Principal Receivables Outstanding(2) $          $          $          $

Net Losses(3)(4)............................ $          $          $          $

Net Losses as a percentage of
   Average Principal Receivables
   Outstanding .............................      %          %          %           %

(1)   Annualized.

(2) Average Principal Receivables Outstanding is the average of Principal Receivables outstanding during the periods indicated.

(3) Net Losses shown for the months ended , 1999 and the year ended December 31, 1998 are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off an account immediately prior to the end of the seventh billing cycle after having become contractually past due. During the year ended December 31, 1997, the Bank's charge-off policy was changed to conform with that of BANK ONE. The prior policy applied for the year ended December 31, 1996.

(4) Net Losses as a percentage of gross charge-offs for the first ____ months of 1999 were ________% and for each of the years ended December 31, 1998, 1997 and 1996 were ________%, _________% and
      __________%, respectively. Gross charge-offs are principal charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods or customer disputes.


      The Trust's delinquency and net credit loss rates at any time reflect, among other factors, the quality of the related credit card loans, the average seasoning of the related accounts, the success of the Bank's collection efforts and general economic conditions. Principal Receivables delinquent as a percentage of total Principal Receivables outstanding increased from % at December 31, 1996 to % at December 31, 1997 and decreased at December 31, 1998 to % and at _______ __, 1999 to %. Net losses as a percentage of average Principal Receivables outstanding
increased from % for 1996 to    % for 1997 to      % for 1998 and to      %
for the ____ months ended __________, 1999. Newly booked accounts historically have exhibited rising delinquencies and losses which reach a steady state within approximately two to three years after origination. As new loan originations have continued to become a smaller percentage of the Trust Portfolio, delinquency, gross charge-off and net credit loss rates for the Trust Portfolio have increased. The industry also continues to experience intense competition, which results in increased account turnover and higher costs per account. The Bank's focus continues to be to optimize the profitability of each account within the context of acceptable risk characteristics. As the Bank increases market penetration, it will continue to focus on segments of the credit market which have been highly profitable, and the Bank believes the Trust's delinquency and loss rates will generally follow industry trends.


Interchange

      Creditors participating in the VISA and MasterCard associations receive Interchange as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period prior to initial billing. Under the VISA and MasterCard systems a portion of this Interchange in connection with cardholder Purchases is collected by banks that issue credit cards by applying a discount to the amount paid by such banks to the banks that clear the related transactions for merchants. Interchange currently ranges from approximately 1.0% to 2.0% of the transaction amount. Interchange will be allocated to the Trust by treating 1.3% (subject to adjustment at the option of the Transferor upon the satisfaction of certain conditions as described in the attached prospectus under "Description of the Certificates--Discount Receivables") of collections on the Receivables (whether arising from Purchases or Cash Advances), other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as collections of Discount Receivables.

                              The Receivables

General

      The Receivables conveyed to the Trust arise in Accounts selected by First USA from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement as applied on August 21, 1992 (the "Cut-Off Date") and, with respect to Additional Accounts, as of the related dates of their designations (the "Trust Portfolio"). The Receivables in the Trust Portfolio (including the Additional Accounts added to the Trust on _____________, 1999 and , 1999), as of the close of business on , 1999, consisted of $ of Principal Receivables and $ of Finance Charge Receivables. On the Closing Date, the Transferor will deposit $ into the Finance Charge Account, which will be applied as collections of Finance Charge Receivables received during the initial Monthly Period and allocated to Series 1999-__ (the "Offered Series"). The Accounts, including such Additional Accounts, had an average Principal Receivable balance of $__________ (including accounts with a zero balance) and an average credit limit of $ . The percentage of the aggregate total Receivable balance to the aggregate total credit limit was ____%.

      As of __________, 1999, cardholders whose Accounts are included in the Trust Portfolio, including such Additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions.

      Pursuant to the Pooling and Servicing Agreement, First USA has the right, subject to certain limitations and conditions set forth therein, to designate from time to time Additional Accounts and to transfer to the Trust all Receivables of such Additional Accounts, whether such receivables are then existing or thereafter created. Any Additional Accounts designated pursuant to the Pooling and Servicing Agreement must be Eligible Accounts as of the date First USA designates such accounts as Additional Accounts, and must have been selected as Additional Accounts absent a selection procedure believed by First USA to be materially adverse to the interests of the holders of any Series of certificates. Additionally, First USA must have received notice from the applicable Rating Agencies that the inclusion of such accounts as Additional Accounts will not result in a reduction or withdrawal by such Rating Agencies of any then existing rating of any Class of certificates of any Series then outstanding. First USA will be required to designate Additional Accounts, to the extent available, (a) to maintain the Transferor Interest so that the Transferor Interest averaged for the preceding 30 consecutive days and expressed as a percentage of the aggregate amount of Principal Receivables equals or exceeds the Minimum Transferor Interest and (b) to maintain, for so long as certificates of any Series (including the Offered Certificates) remain outstanding, the aggregate amount of Principal Receivables to be equal to or greater than the Minimum Aggregate Principal Receivables. See "Description of the Certificates -- Addition of Accounts" in the attached prospectus.

      The Minimum Transferor Interest applicable to the Certificates is currently 4%. The Minimum Aggregate Principal Receivables applicable to the Certificates is an amount equal to (i) the sum of the initial invested amounts of all Series then outstanding other than any Series of variable funding certificates, (ii) with respect to any Series of variable funding certificates in its revolving period, the then current invested amount of such Series and (iii) with respect to any Series of variable funding certificates in its amortization period, the invested amount of such Series at the end of the last day of the revolving period for such Series.

      Further, pursuant to the Pooling and Servicing Agreement, First USA will have the right (subject to certain limitations and conditions) to designate certain Accounts and to require the Trustee to reconvey all Receivables in such Accounts (the "Removed Accounts") to First USA, whether such Receivables are then existing or thereafter created. See "Description of the Certificates--Removal of Accounts" in the attached prospectus. Throughout the term of the Trust, the Accounts from which the Receivables arise will be the Accounts designated by First USA on the Cut-Off Date plus any Additional Accounts minus any Removed Accounts.

      The following tables summarize the Trust Portfolio (including the Additional Accounts added to the Trust on _____________, 1999 and __________, 1999) by various criteria as of the close of business on
__________, 1999. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                       Composition by Account Balance

                              Trust Portfolio

                                          Percentage of
                                              Total               Percentage of
                                Number of   Number of   Amount of Total Amount
                                Accounts    Accounts   Receivables Receivables
                                ---------   ---------  ---------   -----------
Account Balance Range
---------------------
Credit Balance.............                        %   $                   %
No Balance.................
$0.01 to $2,000.00.........
$2,000.01 to $5,000.00.....
$5,000.01 to $10,000.00....
$10,000.01 or More.........     ---------   ---------   ---------   ----------
   TOTAL...................                   100.0%   $              100.0%
                                =========   =========   =========   ==========


                        Composition by Credit Limit

                              Trust Portfolio

                                          Percentage of
                                              Total               Percentage of
                                Number of   Number of   Amount of Total Amount
                                Accounts    Accounts   Receivables Receivables
                                ---------   ---------  ----------- ------------
Credit Limit Range
---------------------

$0.00 to $2,000.00.........                        %   $                   %
$2,000.01 to $5,000.00.....
$5,000.01 to $10,000.00....
$10,000.01 or More.........    ---------   ---------   ---------   -----------
      TOTAL................                   100.0%   $              100.0%
                               =========   =========   =========   ===========


                       Composition by Period of Delinquency

                                 Trust Portfolio

                                          Percentage of
                                              Total               Percentage of
                                Number of   Number of   Amount of Total Amount
                                Accounts    Accounts   Receivables Receivables
                                ---------   ---------  ----------- -----------
Period of Delinquency
(Days Contractually
 Delinquent)

Not Delinquent............                         %   $                   %
Up to 34 Days.............
35 to 64 Days.............
65 to 94 Days.............
95 or More Days                ---------   ---------   ---------   -----------
      TOTAL................                   100.0%   $              100.0%
                               =========   =========   =========   ===========


                          Composition of Accounts by Age

                                  Trust Portfolio

                                          Percentage of
                                              Total               Percentage of
                                Number of   Number of   Amount of Total Amount
                                Accounts    Accounts   Receivables Receivables
                                ---------   ---------  ---------   -----------
Account Age
-----------------------------
Less than or equal to
  6 Months...................                       %   $                   %
Over 6 Months to 12 Months...
Over 12 Months to 24 Months..
Over 24 Months to 36 Months..
Over 36 Months to 48 Months..
Over 48 Months to 60 Months..
Over 60 Months...............
                                ---------   ---------   ---------   -----------
      TOTAL................                    100.0%   $              100.0%
                                ==========  =========   =========   ===========


                   Composition by Geographic Distribution

                              Trust Portfolio

                                          Percentage of
                                              Total               Percentage of
                                Number of   Number of   Amount of Total Amount
                                Accounts    Accounts   Receivables Receivables
                                ---------   ---------  ---------   -----------
Alabama......................                    %        $               %
Alaska.......................
Arizona......................
Arkansas.....................
California...................
Colorado.....................
Connecticut..................
Delaware.....................
District of Columbia.........
Florida......................
Georgia......................
Hawaii.......................
Idaho........................
Illinois.....................
Indiana......................
Iowa.........................
Kansas.......................
Kentucky.....................
Louisiana....................
Maine........................
Maryland.....................
Massachusetts................
Michigan.....................
Minnesota....................
Mississippi..................
Missouri.....................
Montana......................
Nebraska.....................
Nevada.......................
New Hampshire................
New Jersey...................
New Mexico...................
New York.....................
North Carolina...............
North Dakota.................
Ohio.........................
Oklahoma.....................
Oregon.......................
Pennsylvania.................
Rhode Island.................
South Carolina...............
South Dakota.................
Tennessee....................
Texas........................
Utah.........................
Vermont......................
Virginia.....................
Washington...................
West Virginia................
Wisconsin....................
Wyoming......................
Other........................

                                ---------   ---------   ---------   -----------
      TOTAL................                    100.0%   $              100.0%
                                =========   =========   =========   ===========


      Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of _____________, 1999 were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.


                          Maturity Considerations

      The Pooling and Servicing Agreement provides that Class A Certificateholders will not receive payments of principal until the Distribution Date (the "Class A Scheduled Payment Date"), or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period. The Pooling and Servicing Agreement also provides that Class B Certificateholders will not receive payments of principal until the Class A Invested Amount has been paid in full. Principal of the Class B Certificates is expected to be paid on the Class B Scheduled Payment Date which is the Distribution Date (the "Class B Scheduled Payment Date," and sometimes referred to herein collectively with the Class A Scheduled Payment Date and the Excess Collateral Scheduled Payment Date as a "Scheduled Payment Date"), or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period (in either case, only after the Class A Invested Amount has been paid in full).

      On each Transfer Date during the Accumulation Period prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable "Controlled Deposit Amount" for such Monthly Period, which is equal to the sum of the applicable Controlled Accumulation Amount for such Monthly Period and the applicable Accumulation Shortfall, if any, for such Monthly Period, and (c) the Class A Adjusted Invested Amount prior to any deposits on such day will be deposited in the Principal Funding Account until the amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance") equals the Class A Invested Amount. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account, an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after the application thereof to the Class A Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal) for such Monthly Period and (c) the Class B Adjusted Invested Amount prior to any deposits on such day will be deposited in the Principal Funding Account until the Principal Funding Account Balance equals the sum of the Class A Invested Amount and the Class B Invested Amount. On and after the Transfer Date preceding the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount will be paid in full, an amount equal to, for each Monthly Period, the least of (a) the Available Investor Principal Collections remaining after the application thereof to the Class A Invested Amount and the Class B Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and Class B Monthly Principal) and (c) the Excess Collateral Adjusted Amount prior to any deposits on such day will be deposited in the Principal Funding Account until the Principal Funding Account Balance equals the sum of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount and such amount will be distributed to the Excess Collateral Holders on the Excess Collateral Scheduled Payment Date and, if the Excess Collateral Amount is not paid in full on such date, on each subsequent Transfer Date (other than the Transfer Date prior to the Stated Series Termination Date) and the Stated Series Termination Date until the earlier of the date on which the Invested Amount has been paid in full and the Stated Series Termination Date. Amounts in the Principal Funding Account are expected to be available to pay the Class A Invested Amount on the Class A Scheduled Payment Date and the Class B Invested Amount on the Class B Scheduled Payment Date. Although it is anticipated that collections of Principal Receivables will be available on each Transfer Date during the Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that the Class A Invested Amount will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date and the Class B Invested Amount will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date, respectively, no assurance can be given in this regard. If the amount required to pay the Class A Invested Amount or the Class B Invested Amount in full is not available on the Class A Scheduled Payment Date or the Class B Scheduled Payment Date, respectively, the Rapid Amortization Period will commence.

      If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and the amount on deposit in the Principal Funding Account up to the Class A Invested Amount will be paid to the Class A Certificateholders on the next Distribution Date. In addition, to the extent that the Class A Invested Amount has not been paid in full on the Class A Scheduled Payment Date, the Class A Certificateholders will be entitled to monthly payments of principal on each succeeding Distribution Date equal to the Available Investor Principal Collections until the Class A Certificates have been paid in full. After the Class A Certificates have been paid in full, Available Investor Principal Collections will be paid to the Class B Certificates on each Distribution Date until the earlier of the date on which the Class B Invested Amount has been paid in full and , (the "Stated Series Termination Date").

      A "Pay Out Event" occurs, either automatically or after specified notice, upon (a) the failure of the Transferor to make certain payments or transfers of funds for the benefit of the Certificateholders within the time periods stated in the Pooling and Servicing Agreement, (b) material breaches of certain representations, warranties or covenants of the Transferor, which are not cured within the time periods stated in the Pooling and Servicing Agreement, (c) certain events of insolvency or receivership relating to the Transferor, (d) the occurrence of a Servicer Default which would have a material adverse effect on the Certificateholders, (e) the failure of the Transferor to convey Receivables arising under Additional Accounts to the Trust when required by the Pooling and Servicing Agreement, (f) the Trust's becoming an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or
(g) a reduction in the average Portfolio Yield for any three consecutive Monthly Periods to a rate which is less than the average Base Rate for such three consecutive Monthly Periods. The "Base Rate" means, with respect to any Monthly Period, the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Excess Collateral Minimum Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, as of the last day of such Monthly Period) plus the product of 2.00% per annum and a fraction the numerator of which is the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Excess Collateral Adjusted Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period. The term "Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is an amount equal to the sum of (i) the amount of collections of Finance Charge Receivables allocable to the Certificateholders for such Monthly Period,
(ii) the investment proceeds on amounts on deposit in the Principal Funding Account which are deposited in the Finance Charge Account on the Transfer Date related to such Monthly Period and (iii) the amount, if any, withdrawn from the Reserve Account to be deposited in the Finance Charge Account on the Transfer Date relating to such Monthly Period, calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period. See "Description of the Certificates--Pay Out Events" herein and in the attached prospectus.

      The following table sets forth the highest and lowest cardholder monthly payment rates for the Trust Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.


                         Cardholder Monthly Payment Rates

                                 Trust Portfolio


                                   ___ Months
                                     Ended                 Year Ended December 31,
                                                   ---------------------------------------
                                     , 1999           1998           1997          1996
                                 --------------    ----------   --------------   ---------
Lowest Month..................                %             %                %           %
Highest Month.................                %             %                %           %
Monthly Average...............                %             %                %           %

      The amount of collections of Receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and number of collection days. If a Pay Out Event occurs, the average life and maturity of the Certificates could be significantly reduced. In addition, there can be no assurance that the issuance of other Series or the terms of any such other Series might not have an impact on the timing of the payments received by the Certificateholders.

      Because there may be a slowdown in the payment rate to a rate below the payment rate used to determine the Controlled Accumulation Amount or a Pay Out Event may occur which would initiate the Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A Certificates and the Class B Certificates to their respective final Distribution Dates will equal the expected number of months. As described under "Description of the Certificates--Postponement of Accumulation Period," the Servicer may shorten the Accumulation Period and, in such event, there can be no assurance that the duration of the Accumulation Period will be sufficient for the accumulation of all amounts necessary to pay the Class A Invested Amount and the Class B Invested Amount on the Class A Scheduled Payment Date and the Class B Scheduled Payment Date, respectively, especially if a pay out event were to occur with respect to one or more other Series thereby limiting the amount of Excess Principal Collections allocable to the Offered Series.

                         Receivable Yield Considerations

      The portfolio yield on the Trust Portfolio for each of the three years contained in the period ended December 31, 1998 and for the ____ months ended __________, 1999 is set forth in the following table. The portfolio yields in the table are calculated on a cash basis. Portfolio yield will be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the Annual Membership Fees and Other Charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur Periodic Finance Charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. See "Maturity Assumptions" in the attached prospectus. Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as collections of Discount Receivables.


                                 Portfolio Yield

                                 Trust Portfolio


                                  ____ Months
                                     Ended                 Year Ended December 31,
                                                   ---------------------------------------
                                           ,          1998           1997          1996
                                      1999
                                 --------------    ----------   --------------   ---------
Finance Charges and Fees Paid.   $                 $            $                $
Average Revenue Yield(1)(2)...
                                              %             %                %           %

(1)   Average Revenue Yield is the result of dividing Finance Charges and Fees
      Paid by Average Principal Receivables Outstanding, which for the first ____ months of 1999 were $________ and for each of the years ended
      December 31, 1998, 1997 and 1996 were $ ________, $_________
      and $_________, respectively. Average Principal Receivables Outstanding is the average of Principal Receivables outstanding during the periods indicated.

(2)   Annualized.

                              Use of Proceeds

      The net proceeds from the sale of the Offered Certificates, in the amount of $__________, before adjustment for sales of Class B Certificates to noninstitutional investors and deduction of expenses, will be (i) used to make an initial deposit to the Finance Charge Account in the amount of $__________ and (ii) paid to First USA. First USA will use such balance of the proceeds for its general corporate purposes.

                            First USA Bank, N.A.

      The Bank is among the nation's largest issuers of VISA and MasterCard credit cards in the United States, with more than ____ million credit cards issued and approximately $___ billion in managed credit card loans outstanding as of December 31, 1998, including approximately 2.8 million credit card accounts and approximately $4.8 billion of credit card loans purchased from Chevy Chase on September 30, 1998 and approximately 1.7 million credit card accounts and approximately $2.3 billion in managed credit card loans purchased from GE Capital on December 24, 1998. See "First USA and BANK ONE CORPORATION" in the attached prospectus.


                      Description of the Certificates

      The Offered Certificates will be issued pursuant to the Pooling and Servicing Agreement and the Offered Series Supplement. Pursuant to the Pooling and Servicing Agreement, First USA and the Trustee may execute further Series Supplements in order to issue additional Series. The following summary of the Offered Certificates does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Pooling and Servicing Agreement and the Offered Series Supplement. See "Description of the Certificates" in the attached prospectus for additional information concerning the Offered Certificates and the Pooling and Servicing Agreement.

General

      The Certificates will represent undivided interests in certain assets of the Trust, including the right to the applicable allocation percentage of all cardholder payments on the Receivables in the Trust. Each Class A Certificate represents the right to receive payments of interest at the applicable Class A Certificate Rate for the related Interest Period and payments of principal on the Class A Scheduled Payment Date, or on each Distribution Date during the Rapid Amortization Period, funded from collections of Finance Charge Receivables (and Excess Finance Charge Collections and Reallocated Principal Collections, as necessary) and Principal Receivables, respectively, allocated to the Class A Certificateholders' Interest and certain other amounts. Each Class B Certificate represents the right to receive payments of interest at the applicable Class B Certificate Rate for the related Interest Period and payments of principal on the Class B Scheduled Payment Date and on each Distribution Date during the Rapid Amortization Period after the Class A Invested Amount has been paid in full funded from collections of Finance Charge Receivables (and Reallocated Excess Collateral Principal Collections, as necessary) and Principal Receivables, respectively, allocated to the Class B Certificateholders' Interest and certain other amounts. Payments of interest and principal will be made on each Distribution Date to Certificateholders in whose names the Certificates were registered on the last day of the calendar month preceding such Distribution Date (each, a "Record Date").

      The Class A Certificates and the Class B Certificates initially will be represented by certificates registered in the name of the nominee of DTC.

      Application has been made to list the Class A Certificates and the Class B Certificates on the Luxembourg Stock Exchange.

      In the event that Definitive Certificates are issued, an Offered Certificate that is mutilated, destroyed, lost or stolen may be exchanged or replaced, as the case may be, at the offices of the co-transfer agent and co-registrar in Luxembourg upon presentation of the Offered Certificate or satisfactory evidence of the mutilation, destruction, loss or theft thereof to the co-transfer agent and co-registrar. An indemnity satisfactory to the co-transfer agent and co-registrar and the Trustee may be required at the expense of the Certificateholder before a replacement Offered Certificate will be issued. The Certificateholder will be required to pay any tax or other governmental charge imposed in connection with such exchange or replacement and any other expenses (including the fees and expenses of the Trustee and the co-transfer agent and co-registrar) connected therewith. The transfer agent and registrar shall not be required to register the transfer or exchange of Definitive Certificates for a period of fifteen days preceding the due date for any payment with respect to such Definitive Certificates.

      The Trustee will maintain a paying agent in Luxembourg for so long as the Offered Certificates are outstanding. The name and address of the paying agent in Luxembourg are set forth at the end of this supplement. If Definitive Certificates are issued, such paying agent also will act as co-transfer agent and co-registrar with respect to the Definitive Certificates and transfers of the Definitive Certificates may be made through the facilities of such co-transfer agent. In addition, upon maturity or final payment, such Definitive Certificates may be presented for payment at the offices of such paying agent in Luxembourg up to two years after maturity or final payment.


Status of the Certificates

      The Offered Series will rank pari passu with all other outstanding Series. Payments on the Class B Certificates are subordinated to payments on the Class A Certificates to the extent described herein and in the attached prospectus.

      Payments on the Excess Collateral are subordinated to payments on the Class A Certificates and the Class B Certificates to the extent described herein and in the attached prospectus.

Prescription

      The Pooling and Servicing Agreement provides that any money paid by the Trust to any of the paying agents for the payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Trust, and thereafter any holder of an Offered Certificate may look only to the Trust for payment thereof.

Interest Payments

      Interest will accrue on the outstanding principal balance of the Class A Certificates at the Class A Certificate Rate and on the outstanding principal balance of the Class B Certificates at the Class B Certificate Rate from _____________, 1999
(the "Closing Date"). Interest will accrue on the Certificates and be payable on _____________, 1999, and on the 15th day of each month thereafter, or if such 15th day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to (i) with respect to the Class A Certificates, the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class A Certificate Rate and (c) the outstanding principal amount of the Class A Certificates as of the preceding Record Date (or in the case of the first Distribution Date, an amount equal to the product of (x) the outstanding principal amount of the Class A Certificates on the Closing Date, (y) __ divided by 360 and (z) the Class A Certificate Rate determined on __________, 1999) and (ii) with respect to the Class B Certificates, the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class B Certificate Rate and (c) the outstanding principal amount of the Class B Certificates as of the preceding Record Date (or in the case of the first Distribution Date, an amount equal to the product of (x) the outstanding principal amount of the Class B Certificates on the Closing Date, (y) __ divided by 360 and (z) the Class B Certificate Rate determined on __________, 1999). Interest payments on the Certificates will be funded, (i) with respect to the Class A Certificates, from the portion of Finance Charge Receivables collected during the preceding Monthly Period (or with respect to the first Distribution Date, from and including the Closing Date to and including __________, 1999) allocated to the Class A Certificateholders' Interest and, if necessary, from Excess Finance Charge Collections allocated to the Class A Certificates and Reallocated Principal Collections (to the extent available), (ii) with respect to the Class B Certificates, from the portion of Finance Charge Receivables collected during the preceding Monthly Period (or with respect to the first Distribution Date, from and including the Closing Date to and including ___________, 1999) allocated to the Class B Certificateholders' Interest and, if necessary, from Excess Finance Charge Collections allocated to the Class B Certificates and Reallocated Excess Collateral Principal Collections (to the extent available) remaining after certain other payments have been made with respect to the Class A Certificates and
(iii) with respect to the Excess Collateral Amount, from Excess Finance Charge Collections allocated to the Excess Collateral Holders. The "Interest Period" with respect to any Distribution Date, or related Transfer Date, as the case may be, will be the period from the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period will be the period from the Closing Date through the day preceding the initial Distribution Date.

      The Class A Certificates will bear interest at the rate of ____% above LIBOR determined as set forth below from the Closing Date through __________, 1999 and with respect to each Interest Period thereafter (the "Class A Certificate Rate"). The Class B Certificates will bear interest at the rate of ____% above LIBOR determined as set forth below from the Closing Date through __________, 1999 and with respect to each Interest Period thereafter (the "Class B Certificate Rate," sometimes referred to herein collectively with the Class A Certificate Rate as a "Certificate Rate").

      The Trustee will determine LIBOR on _______, 1999, for the period from the Closing Date through ________, 1999, and for each Interest Period following the initial Interest Period, on the second business day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a business day is any day, other than a Saturday, Sunday or day on which banking institutions in London, England trading in U.S. dollar deposits in the London interbank market, or banking institutions in New York, New York or in Newark, Delaware, are authorized or obligated by law or executive order to be closed.

      "LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

      "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "Reference Banks" means four major banks in the London interbank market selected by the Servicer.

      The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and immediately preceding Interest Period may be obtained by telephoning The Bank of New York at (212) 815-5737. The Trustee will cause the Class A Certificate Rate and the Class B Certificate Rate as well as the amount of Class A Monthly Interest and Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange and to be published in a daily newspaper in Luxembourg (expected to be the Luxemburger Wort) as soon as possible after its determination but in no event later than the first day of such Interest Period. Such information will also be included in a statement to the Certificateholders of record prepared by the Servicer. See "Description of the Certificates--Reports to Certificateholders" in the attached prospectus.

      Interest on the Class A Certificates and the Class B Certificates will be calculated on the basis of the actual number of days in the Interest Period and a 360-day year.

Principal Payments

      On each Transfer Date relating to the period from and including the Closing Date and ending at the commencement of the Accumulation Period or, if earlier, the Rapid Amortization Period (the "Revolving Period"), collections of Principal Receivables allocable to the Invested Amount will, subject to certain limitations, including the allocation of any Reallocated Principal Collections with respect to the related Monthly Period to pay the Class A Required Amount and the Class B Required Amount, be treated as Excess Principal Collections.

      On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount for such Monthly Period and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. Beginning with the Transfer Date on which the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) for such Monthly Period and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. Beginning with the Transfer Date on which the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, if any, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) for such Monthly Period and
(c) the Excess Collateral Adjusted Amount prior to any such deposit on such day. If the Class A Invested Amount and the Class B Invested Amount will be paid in full on the Class A Scheduled Payment Date and the Class B Scheduled Payment Date, respectively, amounts in the Principal Funding Account will be paid to the Excess Collateral Holders on the Excess Collateral Scheduled Payment Date. The "Excess Collateral Scheduled Payment Date" is the __________ ____ Transfer Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Excess Collateral Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

      "Available Investor Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to, during the Revolving Period, the Investor Percentage, and during an Amortization Period, the Fixed/Floating Allocation Percentage of all collections in respect of Principal Receivables received during such Monthly Period, plus (ii) the amount, if any, of Unallocated Principal Collections on the next succeeding Distribution Date allocated to the Certificates, plus (iii) the amount, if any, of collections of Finance Charge Receivables and Excess Finance Charge Collections allocated and available on the next succeeding Distribution Date to (A) fund the Class A Investor Default Amount, the Class B Investor Default Amount and the Excess Collateral Default Amount with respect to the next succeeding Distribution Date and (B) reimburse Class A Investor Charge-Offs and previous reductions in the Class B Invested Amount and the Excess Collateral Amount minus (iv) the amount of Reallocated Principal Collections with respect to such Monthly Period used to fund the Class A Required Amount and the Class B Required Amount, plus (b) any Excess Principal Collections with respect to other Series that are allocated to the Offered Series plus (c) any other amounts which pursuant to the Offered Series Supplement are to be treated as Available Investor Principal Collections with respect to the related Transfer Date.

      The "Rapid Amortization Period" is the period beginning on the earliest of the day on which a Pay Out Event occurs, the Class A Scheduled Payment Date if the Class A Invested Amount is not paid in full on such date, and the Class B Scheduled Payment Date if the Class B Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount have each been paid in full and (ii) the Stated Series Termination Date. On each Distribution Date following the Monthly Period in which the Rapid Amortization Period commences, the Class A Certificateholders will be entitled to receive Available Investor Principal Collections for the preceding Monthly Period in an amount up to the Class A Invested Amount until the earlier of the date the Class A Invested Amount is paid in full and the Stated Series Termination Date. In addition, if a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences. After payment in full of the Class A Invested Amount, the Class B Certificateholders will be entitled to receive Available Investor Principal Collections on each Distribution Date during the Rapid Amortization Period until the earlier of the date the Class B Invested Amount is paid in full and the Stated Series Termination Date. After payment in full of the Class B Invested Amount, the Excess Collateral Holders will be entitled to receive Available Investor Principal Collections on each Transfer Date (other than the Transfer Date prior to the Stated Series Termination Date) and on the Stated Series Termination Date until the earlier of the date the Excess Collateral Holders' Interest is paid in full and the Stated Series Termination Date. See "--Pay Out Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

      In the event of a sale of the Receivables and an early termination of the Trust due to an event of insolvency, a material breach of certain representations and warranties, an optional repurchase of the Receivables by the Bank, a repurchase of the Receivables in connection with a Servicer Default or a sale of the Receivables in connection with the Stated Series Termination Date (each as described under "Description of the Certificates--Pay Out Events," "--Servicer Default" and "--Final Payment of Principal; Termination" in the attached prospectus), distributions of principal will be made to the Certificateholders upon surrender of their Certificates. The proceeds of any such sale or repurchase of Receivables will be allocated first to pay amounts due with respect to the Class A Certificates, then to pay amounts due with respect to the Class B Certificates and then to pay amounts due with respect to the Excess Collateral as described herein.

Postponement of Accumulation Period

      The accumulation period with respect to the Certificates (the "Accumulation Period") is scheduled to begin at the close of business on __________, ____ (the Accumulation Period, together with the Rapid Amortization Period sometimes referred to as an "Amortization Period" and collectively as the "Amortization Periods"). Upon written notice to the Trustee, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months. On each Determination Date, until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length," which is the number of months expected to be required to fully fund the Principal Funding Account no later than the Excess Collateral Scheduled Payment Date, based on (a) the expected monthly collections of Principal Receivables expected to be distributable to the certificateholders of all Series (unless Excess Principal Collections from any such other Series are not allocated to be shared with the Offered Series), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of Series (which may exclude certain other Series) which are not expected to be in their revolving periods during the Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Accumulation Period such that the number of months included in the Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Accumulation Period based on the invested amounts of certain other Series which are scheduled to be in their revolving periods during the Accumulation Period and on increases in the principal payment rate occurring after the Closing Date. The length of the Accumulation Period will not be less than one month. If the Accumulation Period is postponed in accordance with the foregoing, and if a Pay Out Event occurs after the date originally scheduled as the commencement of the Accumulation Period, it is probable that Certificateholders would receive some of their principal later than if the Accumulation Period had not been so postponed.

Excess Principal Collections

      Collections of Principal Receivables for any Monthly Period allocated to the Invested Amount will first be used to cover, with respect to any Monthly Period during either Amortization Period, payments to the Class A Certificateholders and the Class B Certificateholders and then payments to the Excess Collateral Holders. The Servicer will determine the amount of collections of Principal Receivables for any Monthly Period allocated to the Invested Amount remaining after covering required payments to the Certificateholders or deposits with respect thereto and any similar amount remaining for any other Series ("Excess Principal Collections"). The Servicer will allocate the Excess Principal Collections to cover any scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Series which have not been covered out of the collections of Principal Receivables allocable to such Series and certain other amounts for such Series. Excess Principal Collections will not be used to cover investor charge-offs for any Series. If principal shortfalls for all Series exceed Excess Principal Collections for any Monthly Period, Excess Principal Collections will be allocated pro rata among the applicable Series based on the relative amounts of principal shortfalls. To the extent that Excess Principal Collections exceed principal shortfalls for all Series, the balance will, subject to certain limitations, be paid to the holder of the Exchangeable Transferor Certificate. "Principal Shortfalls" means with respect to the Offered Series and any Distribution Date (a) the sum of the amount, if any, by which during the Accumulation Period the Controlled Deposit Amount exceeds the sum of the Class A Monthly Principal, Class B Monthly Principal and Excess Collateral Monthly Principal for the related Transfer Date or (b) during the Rapid Amortization Period, (i) the amount, if any, by which the Class A Invested Amount on such Distribution Date exceeds the Class A Monthly Principal for the related Transfer Date, (ii) on and after the Class B Principal Commencement Date, the amount, if any, by which the Class B Invested Amount on such Distribution Date exceeds the Class B Monthly Principal for the related Transfer Date and (iii) on and after the date on which the Class B Invested Amount has been deposited in full in the Principal Funding Account or paid in full, the amount, if any, by which the Excess Collateral Amount on such Distribution Date exceeds the Excess Collateral Monthly Principal for the related Transfer Date. "Class B Principal Commencement Date" means (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Available Investor Principal Collections remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.

Subordination of the Class B Certificates

      The Class B Certificateholders' Interest will be subordinated to the extent necessary to fund payments with respect to the Class A Certificates. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. No principal will be paid to the Class B Certificateholders until the Class A Invested Amount is paid in full.

      If collections of Finance Charge Receivables allocable to the Class A Certificateholders' Interest for any Monthly Period are insufficient to pay Class A Monthly Interest, any overdue Class A Monthly Interest (with default interest thereon), the Class A Investor Default Amount for such Monthly Period, and, if the Transferor is not the Servicer, the Class A Monthly Servicing Fee for such Monthly Period, then Excess Finance Charge Collections will be applied to fund the amount of such deficiency. If Excess Finance Charge Collections available with respect to such Monthly Period are less than the Class A Required Amount, Reallocated Principal Collections will be applied to fund the remaining Class A Required Amount and the Excess Collateral Amount will be reduced until the Excess Collateral Amount is equal to zero and then the Class B Invested Amount will be reduced by the amount of Reallocated Class B Principal Collections so used.

      If Reallocated Principal Collections available with respect to such Monthly Period are insufficient to fund the remaining Class A Required Amount and the Excess Collateral Amount is reduced to zero, then a portion of the Class B Invested Amount equal to such insufficiency (but not in excess of the lesser of the Class A Investor Default Amount for such Monthly Period and the Class B Invested Amount) will be allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount, and the Class B Invested Amount will be reduced by the amount so allocated. Such reductions of the Class B Invested Amount will thereafter be reimbursed and the Class B Invested Amount increased on each Distribution Date by the amount, if any, of Excess Finance Charge Collections for such Distribution Date allocated and available for such purpose. See "--Excess Finance Charge Collections" and "--Reallocated Principal Collections" herein.

Investor Percentage and Transferor Percentage

      Pursuant to the Pooling and Servicing Agreement, during each Monthly Period the Servicer will allocate among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest", and together with the Class A Certificateholders' Interest, the "Investor Interest"), the Excess Collateral Holders (the "Excess Collateral Holders' Interest"), the Transferor Interest and the interest of the holders of the other Series outstanding at such time all collections of Finance Charge Receivables and all collections of Principal Receivables and all the amount of Receivables in Defaulted Accounts with respect to such calendar month (each such month, a "Monthly Period"). Collections of Finance Charge Receivables and the amount of Receivables in Defaulted Accounts at all times and collections of Principal Receivables during the Revolving Period will be allocated to the Class A Certificateholders' Interest, the Class B Certificateholders' Interest and the Excess Collateral Holders' Interest based on the percentage equivalent of the ratio which each of the amount of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount or the Excess Collateral Adjusted Amount, respectively, on the last day of the preceding Monthly Period bears to the total amount of Principal Receivables on the last day of the preceding Monthly Period (the "Class A Floating Allocation Percentage," the "Class B Floating Allocation Percentage" and the "Excess Collateral Floating Allocation Percentage," respectively, and the sum of all three percentages, the "Investor Percentage"). During the initial Monthly Period, the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage will equal the percentage equivalent of the ratio which the amount of the initial Class A Invested Amount, the initial Class B Invested Amount and the initial Excess Collateral Amount, respectively, bears to the total amount of Principal Receivables on the Closing Date. During the Revolving Period, all Principal Receivables allocable to the Class A Certificates, the Class B Certificates and the Excess Collateral will be allocated and paid to the holder of the Exchangeable Transferor Certificate (except for (i) Reallocated Principal Collections used to pay interest and certain other amounts on the Class A Certificates and Class B Certificates and, if the Bank is not the Servicer, the Investor Servicing Fee, as described under "--Reallocated Principal Collections" and "--Servicing Compensation and Payment of Expenses," (ii) amounts paid to the holders of certificates of other Series as Excess Principal Collections, if any, and (iii) Unallocated Principal Collections). During an Amortization Period, all Principal Receivables collected will be allocated to the Offered Series based on the percentage equivalent of the ratio which each of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, at the end of the last day of the Revolving Period bears to the greater of (a) the total amount of Principal Receivables at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate allocation percentages with respect to Principal Receivables for each Class of each Series outstanding for the current Distribution Date (the "Class A Fixed/Floating Allocation Percentage," the "Class B Fixed/Floating Allocation Percentage" and the "Excess Collateral Fixed/Floating Allocation Percentage," respectively, and the sum of all three percentages, the "Fixed/Floating Allocation Percentage") and the remainder will be allocated to the Transferor Interest and the interest of certificateholders of other Series, if any. Reallocated Excess Collateral Principal Collections will be allocated during the Revolving Period based on the Excess Collateral Floating Allocation Percentage. Reallocated Excess Collateral Principal Collections will be allocated during an Amortization Period based on the Excess Collateral Fixed/Floating Allocation Percentage. Reallocated Class B Principal Collections will be allocated during the Revolving Period based on the Class B Floating Allocation Percentage. Reallocated Class B Principal Collections will be allocated during an Amortization Period based on the Class B Fixed/Floating Allocation Percentage. However, with respect to any Monthly Period in which Additional Accounts are added on a specified date (an "Addition Date") to the Trust and the Servicer need not make daily deposits of collections into the Collection Account, the denominator in the definitions of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the denominator determined pursuant to clause (a) of the definitions of Fixed/Floating Allocation Percentage, Class A Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage and Excess Collateral Fixed/Floating Allocation Percentage above shall be the Average Principal Balance; provided, however, that with respect to any Monthly Period in which an Addition Date occurs and the Servicer is required to make daily deposits of collections into the Collection Account, the denominators in the definitions of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the denominator determined pursuant to clause (a) of the definitions of Fixed/Floating Allocation Percentage, Class A Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage and Excess Collateral Fixed/Floating Allocation Percentage shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and (2) for the period from and including the Addition Date through the last day of such Monthly Period the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date. "Average Principal Balance" means, for a Monthly Period in which Additional Accounts are designated for inclusion in the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

      As used herein, the term "Class A Invested Amount" for any day means an amount equal to (a) the initial principal balance of the Class A Certificates, minus (b) the amount of principal payments made to Class A Certificateholders prior to such date and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Distribution Dates preceding such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

      As used herein, the term "Class A Adjusted Invested Amount" for any date of determination, means an amount not less than zero equal to the then current Class A Invested Amount, minus the Principal Funding Account Balance on such date.

      As used herein, the term "Class B Invested Amount" for any date means an amount equal to (a) the initial principal balance of the Class B Certificates, minus (b) the amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates minus (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced to fund the Class A Investor Default Amount on all prior Distribution Dates as described herein under "-- Defaulted Receivables; Investor Charge-Offs" plus (f) the aggregate amount of Excess Finance Charge Collections and certain other amounts applied for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e), provided, however, that the Class B Invested Amount may not be reduced below zero.

      As used herein, the term "Class B Adjusted Invested Amount" for any date of determination, means an amount not less than zero equal to the Class B Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount on such date.

      As used herein, the term "Excess Collateral Amount" means an amount equal to (a) the initial Excess Collateral Amount, minus (b) the amount of principal payments made to the Excess Collateral Holders prior to such date, minus (c) the aggregate amount of Excess Collateral Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Class A Required Amount or the Class B Required Amount, minus
(e) an amount equal to the aggregate amount by which the Excess Collateral Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described under "--Defaulted Receivables; Investor Charge-Offs" plus (f) the aggregate amount of Excess Finance Charge Collections and certain other amounts allocated and available for purposes of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e), provided, however, that the Excess Collateral Amount may not be reduced below zero.

      As used herein, the term "Excess Collateral Adjusted Amount" for any date of determination, means an amount not less than zero equal to the Excess Collateral Amount minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Invested Amount and the Class B Invested Amount on such date.

      As used herein, the term "Invested Amount" means the sum of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount.

      As used herein, the term "Transferor Percentage" means (a) when used with respect to collections of Finance Charge Receivables and the amount of Receivables in Defaulted Accounts, 100% minus the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the floating allocation percentages for all other Series, (b) when used with respect to collections of Principal Receivables during the Revolving Period, 100% minus the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and the allocation percentages for Principal Receivables for all other Series and (c) when used with respect to collections of Principal Receivables during the Accumulation Period or the Rapid Amortization Period, 100% minus the sum of the Fixed/Floating Allocation Percentage and the allocation percentages for Principal Receivables for all other Series.

      As a result of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage, the portion of Receivables in Defaulted Accounts allocated to the Class A Certificateholders, the Class B Certificateholders and the Excess Collateral Holders as well as the collections of Finance Charge Receivables allocated to the Class A Certificateholders and the Class B Certificateholders will change for each Monthly Period based on the relationship of the amount of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount to the total amount of Principal Receivables on the last day of the preceding Monthly Period.

      The numerator of the percentages of collections on Principal Receivables allocable to the Class A Certificateholders, the Class B Certificateholders and the Excess Collateral Holders, however, will remain fixed during either Amortization Period. Collections of Principal Receivables allocable to the Class B Certificates are subject to possible reallocation for the benefit of the Class A Certificateholders and collections of Principal Receivables allocable to the Excess Collateral are subject to possible reallocation for the benefit of the Class A Certificateholders and the Class B Certificateholders as described under "--Reallocation of Cash Flows" below.

Reallocation of Cash Flows

      On each Determination Date, the Servicer will determine the Class A Required Amount and Class B Required Amount. The "Class A Required Amount" means the amount, if any, by which the sum of Class A Monthly Interest and any overdue Class A Monthly Interest on the related Distribution Date (and default interest thereon), the Class A Investor Default Amount for the related Monthly Period and, if the Bank is no longer the Servicer, the Class A Monthly Servicing Fee for the related Monthly Period exceeds the Class A Available Funds with respect to the related Monthly Period. The "Class B Required Amount" means the sum of (i) the amount, if any, by which the sum of Class B Monthly Interest and any overdue Class B Monthly Interest on the related Distribution Date (and default interest thereon) and, if the Bank is no longer the Servicer, the Class B Monthly Servicing Fee for the related Monthly Period exceeds the Class B Available Funds with respect to the related Monthly Period and (ii) the amount, if any, by which the Class B Investor Default Amount for the related Monthly Period exceeds the amount of Excess Finance Charge Collections available to make payments with respect thereto on the related Transfer Date. If the Class A Required Amount is greater than zero, Excess Finance Charge Collections will be used to pay the Class A Required Amount with respect to such Distribution Date. If such Excess Finance Charge Collections are insufficient to pay the Class A Required Amount, Reallocated Principal Collections will then be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period are insufficient to fund the remaining Class A Required Amount for such related Monthly Period, then a portion of the Excess Collateral Amount equal to such insufficiency (but not in excess of the lesser of the Class A Investor Default Amount for such Monthly Period and the Excess Collateral Amount) will be allocated to the Class A Certificates to avoid a charge-off with respect to the Class A Certificates. If the Excess Collateral Amount is reduced to zero, then a portion of the Class B Invested Amount equal to any remaining insufficiency (but not in excess of the lesser of the Class A Investor Default Amount for such Monthly Period and the Class B Invested Amount) will be allocated to the Class A Certificates to avoid a charge-off with respect to the Class A Certificates. If the Class B Invested Amount is reduced to zero, the Class A Invested Amount will be reduced by any remaining deficiency (but not in excess of the Class A Investor Default Amount for such Monthly Period).

      If the Class B Required Amount is greater than zero, any Reallocated Excess Collateral Principal Collections remaining after application of such amounts to any Class A Required Amount (after the application of Excess Finance Charge Collections) will then be used to fund the Class B Required Amount. If such remaining Reallocated Excess Collateral Principal Collections with respect to the related Monthly Period are insufficient to fund the Class B Required Amount for such related Monthly Period, then a portion of any remaining Excess Collateral Amount equal to such insufficiency (but not in excess of the lesser of the Class B Investor Default Amount for such Monthly Period and the remaining Excess Collateral Amount) will be allocated to the Class B Certificates to avoid a charge-off with respect to the Class B Certificates. If the Excess Collateral Amount is reduced to zero, the Class B Invested Amount will be reduced by any remaining deficiency (but not in excess of the Class B Investor Default Amount for such Monthly Period).

Application of Collections

      Daily Allocations. The Servicer will instruct the Trustee to withdraw from the Collection Account on each business day an amount equal to the Transferor Percentage of the aggregate amount of such deposits in respect of Principal Receivables and Finance Charge Receivables, respectively, and pay such amounts to the holder of the Exchangeable Transferor Certificate; provided, however, that if the Transferor Interest averaged for the preceding 30 consecutive days and expressed as a percentage of the aggregate amount of Principal Receivables is less than the Minimum Transferor Interest such amount shall instead be deposited in the Collection Account and applied as Unallocated Principal Collections.

      With respect to the Certificates, the Servicer will instruct the Trustee to make the following payments and deposits on each date of processing; provided, however, that for so long as the Bank remains the Servicer under the Pooling and Servicing Agreement and the Servicer has and maintains a certificate of deposit rating of "P-1" by Moody's and of "A-1" by Standard & Poor's and deposit insurance provided by either BIF or SAIF, then the Servicer may make such deposits and payments on each Transfer Date in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied:

            (a) during the Revolving Period, (i) allocate to the Certificateholders an amount equal to the Investor Percentage of collections of Finance Charge Receivables and retain in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of the Investor Percentage and the aggregate amount of collections of Finance Charge Receivables, or
      (B) on and after each such Calculation Date, the lesser of (x) the product of the Investor Percentage and the aggregate amount of collections of Finance Charge Receivables and (y) the excess of (1) the amounts owing to Certificateholders with respect to interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Servicing
      Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect thereto; on each date of processing on and after the Calculation Date collections of Finance Charge Receivables allocated to the Certificates in excess of the amount required to be retained in the Finance Charge Account as provided above shall be held by the Servicer and applied on each Transfer Date as described below and (ii) allocate to the Certificateholders an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of collections of Principal Receivables on such date of processing and pay such amount to the holder of the Exchangeable Transferor Certificate subject to the obligation of such holder to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date as described below; provided, however, that the amount to be paid to the holder of the Exchangeable Transferor Certificate shall be paid only if the Transferor Interest averaged for the preceding 30 consecutive days and expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise will be deposited in the Collection Account and applied as Unallocated Principal Collections; and provided, further, that on and after the Calculation Date if the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period are less than the sum of the amounts owing to Certificateholders with respect to interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Servicing Fee) (the amount of such shortfall, the "Finance Charge Deficit"), an amount not to exceed the product of (x) the sum of the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and (y) collections of Principal Receivables on any date of processing ("Subordinate Principal Collections") with respect to the then current Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be paid from the Principal Account to the holder of the Exchangeable Transferor Certificate;

            (b) during the Accumulation Period, (i) allocate to the Certificateholders and retain in the Finance Charge Account an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of collections of Finance Charge Receivables and
      (ii) allocate to the Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage and (y) the aggregate amount of collections of Principal Receivables (for any such date, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall be paid to the holder of the Exchangeable Transferor Certificate (subject to the obligation of such holder to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date as described below), only if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied as Unallocated Principal Collections; provided, further, that on and after the Calculation Date if there is a Finance Charge Deficit, Subordinate Principal Collections with respect to each Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be paid from the Principal Account to the holder of the Exchangeable Transferor Certificate; and

            (c) during the Rapid Amortization Period, (i) allocate to the Certificateholders and retain in the Finance Charge Account an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of collections of Finance Charge Receivables and
      (ii) allocate to the Certificateholders and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage and (B) the aggregate amount of collections of Principal Receivables; provided, however, that after the date on which an amount of such collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Certificateholders, the amount determined above will be paid to the holder of the Exchangeable Transferor Certificate only if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise will be deposited in the Collection Account and applied as Unallocated Principal Collections.

      "Calculation Date" means __________, 1999 and the second business day (as defined for purposes of determining LIBOR) prior to the 15th day of each calendar month thereafter.

      Monthly Deposits During the Revolving Period and Accumulation Period. During the Revolving Period, the Servicer will deposit in the Finance Charge Account on each Transfer Date an amount equal to (i) the lesser of
(A) the product of (x) the Investor Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of collections of Finance Charge Receivables for the preceding Monthly Period, and (B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to clauses (a)(i) through (iii), (b)(i) and (ii) and (c)(i) under "--Monthly Allocations" as described below and clauses (a) through (k) of "--Excess Finance Charge Collections" less (ii) the amounts deposited in the Finance Charge Account daily during such Monthly Period as described above in "--Daily Allocations." During the Revolving Period and the Accumulation Period, on each Transfer Date the Transferor will deposit in the Principal Account an amount equal to the sum of (I) the excess of the amount of Reallocated Principal Collections over the amount retained in the Collection Account as described above in "--Daily Allocations" with respect to the Revolving Period or Accumulation Period, respectively, and (II) an amount equal to the amount of Excess Principal Collections to be applied for the benefit of other Series from amounts that were originally allocated to the Offered Series, not to exceed (a) during the Revolving Period, the Investor Percentage of collections of Principal Receivables for the related Monthly Period or (b) during the Accumulation Period, the Fixed/Floating Allocation Percentage of collections of Principal Receivables for the related Monthly Period less the amount thereof applied to pay Class A Monthly Principal, Class B Monthly Principal or Excess Collateral Monthly Principal on the related Distribution Date or Transfer Date, as applicable.

      Monthly Allocations. On each Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, will make the following payments and deposits:

            (a) An amount equal to the Class A Available Funds for the preceding Monthly Period will be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Interest for such
            Distribution Date, plus the amount of any overdue Class A Monthly Interest, plus any default interest with respect to interest amounts that were due but not paid on a prior Distribution Date, such interest to be computed at the Class A Certificate Rate plus 2.0% per annum, will be deposited into the Distribution Account for distribution to Class A Certificateholders on the next succeeding Distribution Date;

                  (ii) if the Bank is no longer the Servicer, an amount
            equal to the Class A Monthly Servicing Fee for the related Monthly Period will be paid to the Servicer;

                  (iii) an amount equal to the Class A Investor Default
            Amount, if any, for the related Monthly Period will be paid in respect of principal to the holder of the Exchangeable Transferor Certificate during the Revolving Period (provided that if such amount exceeds the Transferor Interest, the excess will be treated as Unallocated Principal Collections) and deposited in the Principal Account and treated as a portion of Available Investor Principal Collections during the Amortization Period; and

                  (iv) the balance, if any, will constitute a portion of
            Excess Finance Charge Collections and will be allocated and distributed as described under "--Excess Finance
            Charge Collections" below.

            (b) An amount equal to the Class B Available Funds for the preceding Monthly Period will be distributed in the following priority:

                  (i) an amount equal to Class B Monthly Interest for such
            Distribution Date, plus the amount of any overdue Class B Monthly Interest, plus any default interest with respect to interest amounts that were due but not paid on a prior Distribution Date, such interest to be computed at the Class B Certificate Rate plus 2.0% per annum, will be deposited into the Distribution Account for distribution to Class B Certificateholders on the next succeeding Distribution Date;

                  (ii) if the Bank is no longer the Servicer, an amount
            equal to the Class B Monthly Servicing Fee for the related Monthly Period will be paid to the Servicer; and

                  (iii) the balance, if any, will constitute a portion of
            Excess Finance Charge Collections and will be allocated and distributed as described under "--Excess Finance
            Charge Collections" below.

            (c) An amount equal to the Excess Collateral Available Funds for the preceding Monthly Period will be distributed in the following priority:

                  (i) if the Bank is no longer the Servicer, an amount
            equal to the Excess Collateral Monthly Servicing Fee for the related Monthly Period will be paid to the Servicer; and

                  (ii) the balance, if any, will constitute a portion of
            Excess Finance Charge Collections and will be allocated and distributed as described under "--Excess Finance Charge Collections" below.

      "Excess Finance Charge Collections" means, with respect to any Transfer Date, an amount equal to the sum of the amounts described in clause (a)(iv), clause (b)(iii) and clause (c)(ii) above.

      "Class A Monthly Interest" with respect to any Distribution Date will be equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the outstanding principal balance of the Class A Certificates on the related Record Date or, with respect to the first Distribution Date, the initial Class A Invested Amount.

      "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation Percentage of collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (i) the Class A Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date as described under "--Reserve Account" herein.

      "Class A Account Percentage" means, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to the Class A Certificates and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the last day of the preceding Monthly Period.

      "Class B Monthly Interest" with respect to any Distribution Date will be equal to the product of (i) the Class B Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the Class B Invested Amount on the related Record Date or, with respect to the first Distribution Date, the initial Class B Invested Amount.

      "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation Percentage of collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class B Invested Amount, the product of (i) the Class B Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date as described under "--Reserve Account" herein.

      "Class B Account Percentage" means, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to the Class B Certificates, if any, and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the last day of the preceding Monthly Period.

      "Excess Collateral Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (a) the Excess Collateral Floating Allocation Percentage of collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Excess Collateral Amount, the product of (i) the Excess Collateral Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date as described under "--Reserve Account" herein.

      "Excess Collateral Account Percentage" means, with respect to any Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to the Excess Collateral, if any, and the denominator of which is the aggregate amount on deposit in the Principal Funding Account, in each case as of the last day of the preceding Monthly Period.

      The figure below demonstrates the manner in which collections of Finance Charge Receivables are allocated and applied to Series 1999-__. The figure is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this supplement and the attached prospectus.


Allocations of Collections of Finance Charge Receivables

[CHART SHOWING ALLOCATIONS OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES]




Excess Finance Charge Collections

      On each Transfer Date, the Servicer will apply or cause the Trustee to apply Excess Finance Charge Collections with respect to the related Monthly Period, to make the following distributions in the following priority:

            (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund the Class A Required Amount;

            (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs, which have not been previously reimbursed (after giving effect to the allocation with respect to the related Distribution Date of certain other amounts applied for that purpose), will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)) and thereafter will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

            (c) an amount equal to the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the applicable Class B Certificate Rate but has not been deposited in the Distribution Account for the benefit of the Class B Certificateholders either on such Transfer Date or on a prior Transfer Date and any other amounts due on the related Distribution Date or on any prior Distribution Date as described in clause (b)(i) of "--Application of Collections--Monthly Allocations" above but not yet paid will be deposited into the Distribution Account for payment to the Class B Certificateholders;

            (d) an amount equal to the aggregate Class B Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period (but not exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

            (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "-- Payments of Principal" below;

            (f) an amount equal to Excess Collateral Minimum Monthly Interest for the related Transfer Date, plus the amount of any overdue Excess Collateral Minimum Monthly Interest, will be paid to the Excess Collateral Holders in accordance with the Transfer and Administration Agreement;

            (g) an amount equal to the unpaid Investor Servicing Fee will be paid to the Servicer;

            (h) an amount equal to the aggregate Excess Collateral Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period (but not exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

            (i) an amount equal to the aggregate amount by which the Excess Collateral Amount has been reduced below the initial Excess Collateral Amount for reasons other than the payment of principal to the Excess Collateral Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on each Transfer Date with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to an Amortization Period will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date as described under "--Payments of Principal" below;

            (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under "-- Reserve Account," an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

            (k) the balance, if any, after giving effect to the payments made pursuant to clauses (a) through (j) above shall be paid to the Excess Collateral Holders in accordance with a Transfer and Administration Agreement between a Delaware business trust and the Bank (the "Transfer and Administration
      Agreement").

      "Excess Collateral Minimum Monthly Interest" with respect to any Transfer Date will be equal to the product of (i) the Excess Collateral Minimum Rate for the related Interest Period, (ii) the actual number of days in the related Interest Period divided by 360 and (iii) the Excess Collateral Amount on the related Record Date or, with respect to the first Transfer Date, the initial Excess Collateral Amount.

      "Excess Collateral Minimum Rate" means LIBOR plus % per annum or such lesser rate as may be specified in the Transfer and Administration Agreement.

Payments of Principal

      The Trustee, acting pursuant to the Servicer's instructions, will distribute Available Investor Principal Collections (see "--Principal Payments" above) on deposit in the Principal Account in the following priority:

            (a) on each Transfer Date with respect to the Revolving Period, all Available Investor Principal Collections with respect to the preceding Monthly Period will be treated as Excess Principal Collections and applied as described under "--Excess Principal Collections" herein and "Description of the Certificates--Shared Collections of Principal Receivables" in the attached prospectus;

            (b) with respect to the Accumulation Period or the Rapid Amortization Period, all Available Investor Principal Collections with respect to the preceding Monthly Period will be distributed or deposited in the following priority:

                  (i) an amount equal to the Class A Monthly Principal will
            be deposited on each Transfer Date in the Principal Funding Account for distribution to the Class A Certificateholders on the Class A Scheduled Payment Date (with respect to the Accumulation Period) or distributed to the Class A Certificateholders on each Distribution Date until the Class A Invested Amount is paid in full (with respect to the Rapid Amortization Period);

                  (ii) on the Transfer Date related to the Class B
            Principal Commencement Date and on each Transfer Date thereafter, an amount equal to the Class B Monthly Principal will be deposited in the Principal Funding Account for distribution to the Class B Certificateholders on the Class B Scheduled Payment Date (with respect to the Accumulation Period) or distributed to the Class B Certificateholders on each Distribution Date until the Class B Invested Amount is paid in full (with respect to the Rapid Amortization Period); and

                  (iii) on the Transfer Date related to the Distribution
            Date on which the Class B Invested Amount is deposited in full in the Principal Funding Account or paid in full to the Class B Certificateholders and on each Transfer Date thereafter, an amount equal to the Excess Collateral Monthly Principal will be deposited in the Principal Funding Account for distribution to the Excess Collateral Holders on the Transfer Date immediately preceding the Excess Collateral Scheduled Payment Date (with respect to the Accumulation Period) or distributed to the Excess Collateral Holders on each Transfer Date until the Excess Collateral Amount is paid in full (with respect to the Rapid Amortization Period); and

            (c) on each Transfer Date with respect to the Accumulation Period and the Rapid Amortization Period, the balance of Available Investor Principal Collections not applied pursuant to (a) and (b) above, if any, will be treated as Excess Principal Collections and applied as described under "--Excess Principal Collections" herein and "Description of the Certificates--Shared Collections of Principal Receivables" in the attached prospectus.

      "Class A Monthly Principal" means, with respect to any Transfer Date relating to the Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Class A Invested Amount, an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period, prior to the payment in full of the Class A Invested Amount, and on or prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date and (iii) the Class A Adjusted Invested Amount on such Transfer Date.

      "Class B Monthly Principal" with respect to each Transfer Date relating to the Accumulation Period or the Rapid Amortization Period beginning with the Transfer Date first preceding the Class B Principal Commencement Date, prior to the payment in full of the Class B Invested Amount, will equal the least of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account with respect to such Transfer Date after application thereof to Class A Monthly Principal, if any, (ii) for each Transfer Date with respect to the Accumulation Period, prior to the Class B Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal with respect to such Transfer Date) and (iii) the Class B Adjusted Invested Amount on such Transfer Date.

      "Excess Collateral Monthly Principal" with respect to each Transfer Date relating to the Accumulation Period or the Rapid Amortization Period beginning with the Transfer Date first preceding the Distribution Date on which the Class B Invested Amount is deposited in full in the Principal Funding Account or paid in full, prior to the payment in full of the Excess Collateral Amount, will equal the least of (i) the Available Investor Principal Collections remaining on deposit in the Principal Account with respect to such Transfer Date after application thereof to Class A Monthly Principal and Class B Monthly Principal, if any, (ii) for each Transfer Date with respect to the Accumulation Period, prior to the Excess Collateral Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (iii) the Excess Collateral Adjusted Amount on such Transfer Date.

      "Controlled Accumulation Amount" means for any Transfer Date with respect to the Accumulation Period, prior to the payment in full of the Invested Amount, $__________; provided, however, that if the commencement of the Accumulation Period is delayed as described above under "--Postponement of Accumulation Period," the Controlled Accumulation Amount may be higher than the amount stated above for each Transfer Date with respect to the Accumulation Period and will be determined by the Servicer in accordance with the Pooling and Servicing Agreement based on the principal payment rates for the Accounts and on the invested amounts of other Series (other than certain excluded Series) which are scheduled to be in their revolving periods and then scheduled to create Excess Principal Collections during the Accumulation Period.

      "Accumulation Shortfall" initially means zero and thereafter means, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account as described in clause (b) of this section with respect to the Certificates for the previous Monthly Period.

      The figure below demonstrates the manner in which collections of Principal Receivables are allocated and applied to Series 1999-__. The figure is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this supplement and the attached prospectus.


Allocations of Collections of Principal Receivables

[CHART SHOWING ALLOCATIONS OF COLLECTIONS OF PRINCIPAL RECEIVABLES]






Reallocated Principal Collections

      On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Excess Collateral Amount, equal to the product of (a)(i) during the Revolving Period, the Excess Collateral Floating Allocation Percentage or (ii) during an Amortization Period, the Excess Collateral Fixed/Floating Allocation Percentage and (b) the amount of collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (a) below are called "Reallocated Excess Collateral Principal Collections"):

            (a) an amount equal to the sum of (i) the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (ii) the Class B Required Amount with respect to the related Monthly Period; and

            (b) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Excess Collateral Principal Collections) will, on each Distribution Date with respect to the Revolving Period, first be applied as Excess Principal Collections for the benefit of other Series and then be distributed to the holder of the Exchangeable Transferor Certificate, if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is equal to or greater than the Minimum Transferor Interest, or applied as Unallocated Principal Collections and on Distribution Dates with respect to an Amortization Period will be included in the funds available to make principal payments to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Excess Collateral Holders until the Excess Collateral Amount is paid in full.

      On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Class B Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (a) below are called "Reallocated Class B Principal Collections" and the sum of Reallocated Excess Collateral Principal Collections and Reallocated Class B Principal Collections is called "Reallocated Principal Collections"):

            (a) an amount equal to the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the sum of (i) the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (ii) the amount of Reallocated Excess Collateral Principal Collections applied with respect thereto for the related Monthly Period; and

            (b) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Class B Principal Collections) will, on each Distribution Date with respect to the Revolving Period, first be applied as Excess Principal Collections for the benefit of other Series and then be distributed to the holder of the Exchangeable Transferor Certificate, if the Transferor Interest expressed as a percentage of the aggregate amount of Principal Receivables is equal to or greater than the Minimum Transferor Interest, or applied as Unallocated Principal Collections and on Distribution Dates with respect to an Amortization Period will be included in the funds available to make principal payments to the Class A Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Excess Collateral Holders until the Excess Collateral Amount is paid in full.

      On each Distribution Date the Excess Collateral Amount will be reduced by the amount of Reallocated Excess Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero. In the event that the reallocation of collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, collections of Principal Receivables will be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

Defaulted Receivables; Investor Charge-Offs

      On each Determination Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Default Amount" means, for any Monthly Period, an amount (which shall not be less than zero) equal to (a) the aggregate amount of Principal Receivables (other than Ineligible Receivables) in Defaulted Accounts on the day such Account became a Defaulted Account for each day in such Monthly Period minus (b) the aggregate amount of Recoveries received in such Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, the product of (i) the Investor Percentage with respect to such Monthly Period and (ii) the Default Amount for such Monthly Period. A portion of the Default Amount will be allocated to the Class A Certificateholders (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Allocation Percentage applicable during the related Monthly Period and the Default Amount for such Monthly Period. A portion of the Default Amount will be allocated to the Class B Certificateholders (the "Class B Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class B Floating Allocation Percentage applicable during the related Monthly Period and the Default Amount for such Monthly Period. A portion of the Default Amount will be allocated to the Excess Collateral Holders (the "Excess Collateral Default Amount") on each Distribution Date in an amount equal to the product of the Excess Collateral Floating Allocation Percentage applicable during the related Monthly Period and the Default Amount for such Monthly Period.

      On each Distribution Date, if the Class A Investor Default Amount for such Distribution Date exceeds the sum of the Class A Floating Allocation Percentage of collections in respect of Finance Charge Receivables allocable with respect thereto, and the Excess Finance Charge Collections and the Reallocated Principal Collections available to cover such amount with respect to the Monthly Period immediately preceding such Distribution Date, the Excess Collateral Amount will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the Excess Collateral Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the Class A Certificateholders. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Finance Charge Collections allocated and available for such purpose as described herein under "--Excess Finance Charge Collections."

      If on any Distribution Date, the Class B Investor Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections and Reallocated Excess Collateral Principal Collections which are allocated and available to fund such amount, the Excess Collateral Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess, but not more than the lesser of the Class B Investor Default Amount and the Excess Collateral Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Class B Principal Collections applied to cover shortfalls in excess of the Excess Collateral Amount and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount. The Class B Invested Amount will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described herein under "--Excess Finance Charge Collections."

      If on any Distribution Date, the Excess Collateral Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections which are allocated and available to fund such amount as described herein under "-- Excess Finance Charge Collections," the Excess Collateral Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraphs) will be reduced by the amount of such excess, but not more than the lesser of the Excess Collateral Default Amount and the Excess Collateral Amount for such Distribution Date (an "Excess Collateral Charge-Off"). The Excess Collateral Amount will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Excess Collateral Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount or to the Class B Certificates to avoid a reduction in the Class B Invested Amount. The Excess Collateral Amount will thereafter be reimbursed on any Transfer Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described herein under "--Excess Finance Charge Collections."

Principal Funding Account

      The Servicer will establish and maintain with a Qualified Institution a principal funding account as a segregated trust account held for the benefit of the Certificateholders (the "Principal Funding Account"). During the Accumulation Period, the Trustee at the direction of the Servicer shall transfer collections in respect of Principal Receivables (other than Reallocated Principal Collections) and Excess Principal Collections from other Series, if any, allocated to the Offered Series from the Principal Account to the Principal Funding Account as described under "--Application of Collections." Such collections will be retained in the Principal Funding Account and ultimately used to pay the principal of the Certificates on the Class A Scheduled Payment Date, the Class B Scheduled Payment Date and the Excess Collateral Scheduled Payment Date or the first Distribution Date with respect to the Rapid Amortization Period, whichever occurs earlier.

      Funds on deposit in the Principal Funding Account will be invested to the following Transfer Date by the Trustee at the direction of the Servicer in Permitted Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "Principal Funding Investment Proceeds") during the Accumulation Period will be included in Class A Available Funds, Class B Available Funds and Excess Collateral Available Funds. If, for any Interest Period, the Principal Funding Investment Proceeds are less than an amount equal to, for each Interest Period, the Covered Amount, the amount of such deficiency will be paid from the Reserve Account to the extent of the Available Reserve Account Amount and, if necessary, from Excess Finance Charge Collections and Reallocated Principal Collections.

Reserve Account

      Pursuant to the Offered Series Supplement, the Servicer will establish and maintain with a Qualified Institution the reserve account as a segregated trust account held for the benefit of the Certificateholders (the "Reserve Account"). The Reserve Account is established to assist with the subsequent distribution of interest on the Certificates during the Accumulation Period. On each Transfer Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Finance Charge Collections allocated to the Certificates (to the extent described above under "--Excess Finance Charge Collections") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). The "Reserve Account Funding Date" will be the Transfer Date which commences no later than three months prior to the commencement of the Accumulation Period, or such earlier date as the Servicer may determine. The "Required Reserve Account Amount" for any Transfer Date on or after the Reserve Account Funding Date will be equal to (a) 0.5% of the Invested Amount or (b) any other amount designated by First USA; provided, that if such designation is of a lesser amount, First USA shall have provided the Servicer, the Excess Collateral Holders and the Trustee with evidence that the Rating Agency Condition with respect to such designation has been satisfied and First USA shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of First USA, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to the Offered Series.

      Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Transfer Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Transfer Date) will be invested to the following Transfer Date by the Trustee at the direction of the Servicer in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit is less than the Required Reserve Account Amount) or deposited in the Finance Charge Account for application as described in "--Application of Collections-- Monthly Allocations."

      On or before each Transfer Date with respect to the Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, a withdrawal will be made from the Reserve Account and the amount of such withdrawal will be included in Class A Available Funds, Class B Available Funds and Excess Collateral Available Funds to be applied to the payment of interest on the Certificates for such Transfer Date in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Transfer Date and (b) the excess, if any, of (x) the sum of
(a) with respect to the Class A Certificates, the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends, (b) with respect to the Class B Certificates, the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends and (c) with respect to the Excess Collateral, the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Excess Collateral Minimum Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Excess Collateral Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends (the "Covered Amount") over (y) the Principal Funding Investment Proceeds with respect to such Transfer Date; provided, that the amount of such withdrawal shall be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Transfer Date. On each Transfer Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Transfer Date) and the Required Reserve Account Amount for such Transfer Date.

      The Reserve Account will be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Pooling and Servicing Agreement, (b) the date on which the Invested Amount is paid in full, (c) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Certificates and (d) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be deposited in the Finance Charge Account and applied in accordance with the priority of payments described herein under "--Application of Collections-- Monthly Allocations." Any amounts withdrawn from the Reserve Account and distributed to the Excess Collateral Holders as described above will not be available for distribution to the Class A Certificateholders or the Class B Certificateholders.

Companion Series

      The Series 1999-__ Certificates may be paired with one or more other Series (each a "Companion Series"). Each Companion Series either will be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal balance of such Companion Series, funded primarily from the proceeds for the sale of such Companion Series, or will have a variable principal amount. Any such prefunding account will be held for the benefit of such Companion Series and not for the benefit of Certificateholders. As principal is paid with respect to the Series 1999-__ Certificates, either (i) in the case of a prefunded Companion Series, an equal amount of funds on deposit in any prefunding account for such prefunded Companion Series will be released (which funds will be distributed to First USA) or (ii) in the case of a Companion Series having a variable principal amount, an interest in such variable Companion Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to First USA) and, in either case, the invested amount in the Trust of such Companion Series will increase by up to corresponding amount. Upon payment in full of the Series 1999-__ Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Companion Series, the aggregate invested amount of such related Companion Series will have been increased by an amount up to an aggregate amount equal to the Series 1999-__ Investor Interest paid to the Series 1999-__ Certificateholders since the issuance of such Companion Series. The issuance of a Companion Series will be subject to the conditions described under "Description of the Certificates--Exchanges" in the attached prospectus. There can be no assurance, however, that the terms of any Companion Series might not have an impact on the timing or amount of payments received by a Series 1999-__ Certificateholder. In particular, the denominator of the Fixed/Floating Allocation Percentage may be increased upon the occurrence of a Pay Out Event with respect to a Companion Series resulting in a possible reduction of the percentage of collections of Principal Receivables allocated to Series 1999-__ if such event allowed the payment of principal at such time to the Companion Series and required reliance by Series 1999-__ on clause (y) of the denominator of the Fixed/Floating Allocation Percentage for Series 1999-__. See "Maturity Considerations."

Pay Out Events

      As described above, the Revolving Period will continue until the commencement of the Accumulation Period, unless a Pay Out Event occurs prior to such date. A "Pay Out Event" refers to any of the following events:

            (a) failure on the part of the Transferor (i) to make any payment or deposit on the date required under the Pooling and Servicing Agreement (or within the applicable grace period which will not exceed five days) or (ii) to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Pooling and Servicing Agreement or the Offered Series Supplement, which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interests of the Certificateholders (which determination shall be made without regard to whether funds are available pursuant to any Enhancement) for such period;

            (b) any representation or warranty made by the Transferor in the Pooling and Servicing Agreement or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this clause (b) shall not be deemed to occur thereunder if the Transferor has accepted reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions thereof;

            (c) certain events of insolvency or receivership relating to the Transferor;

            (d) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

            (e) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (f) a failure by the Transferor to convey Receivables arising under Additional Accounts to the Trust when required by the Pooling and Servicing Agreement; or

            (g) any Servicer Default occurs which would have a material adverse effect on the Certificateholders.

      In the case of any event described in clause (a), (b) or (g) above, a Pay Out Event will be deemed to have occurred with respect to the Certificates only if, after any applicable grace period, either the Trustee or Certificateholders evidencing undivided interests aggregating more than 50% of the Investor Interest, by written notice to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) declare that a Pay Out Event has occurred with respect to the Certificates as of the date of such notice. In the case of any event described in clause (c) or (e), a Pay Out Event with respect to all Series then outstanding, and in the case of any event described in clause (d) or (f), a Pay Out Event with respect to only the Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period will commence. In such event, distributions of principal to the Certificateholders will begin on the first Distribution Date following the month in which such Pay Out Event occurred. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than the close of business on the last day of the __________ ____ Monthly Period Certificateholders will begin receiving distributions of principal earlier than they otherwise would have, which may shorten the average life of the Certificates.

      If pursuant to certain provisions of Federal law, the Transferor voluntarily enters liquidation or a receiver is appointed for the Transferor, on the day of such event the Transferor will immediately cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such event. Within 15 days, the Trustee will publish a notice of the liquidation or the appointment stating that the Trustee intends to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner. With respect to each Series outstanding at such time, unless otherwise instructed within a specified period by certificateholders representing undivided interests aggregating more than 50% of the invested amount of such Series (or, if such Series has more than one Class, of each Class of such Series, and with respect to Series required to vote as a group, all Classes of all such Series), the Trustee will sell, dispose of, or otherwise liquidate the portion of the Receivables allocated to the Series with respect to which all outstanding Classes did not vote to continue the Trust in accordance with the Pooling and Servicing Agreement in a commercially reasonable manner and on commercially reasonable terms. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections of the Receivables and applied with respect to such Series as provided above under "--Application of Collections." If the only Pay Out Event to occur is either the insolvency of the Transferor or the appointment of a conservator or receiver for the Transferor, the conservator or receiver may have the power to prevent the early sale, liquidation or disposition of the Receivables and the commencement of the Rapid Amortization Period. In addition, a conservator or receiver may have the power to cause the early sale of the Receivables and the early retirement of the Certificates. See "Description of the Certificates--Pay Out Events" in the attached prospectus for an additional discussion of the consequences of an insolvency, conservatorship or receivership of the Transferor.

Optional Repurchase

      The Invested Amount will be subject to optional repurchase by the Transferor on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to $__________ (5% of the initial Invested Amount), if certain conditions set forth in the Pooling and Servicing Agreement are met. The repurchase price will be equal to the Invested Amount plus accrued and unpaid interest on the Certificates through the last day of the Interest Period related to the Distribution Date on which the repurchase occurs. See "Description of the Certificates--Final Payment of Principal; Termination" in the attached prospectus.

Servicing Compensation and Payment of Expenses

      The Servicer's compensation for its servicing activities and reimbursement for its expenses will take the form of the payment to it of a monthly servicing fee in an amount equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable servicing fee percentages with respect to each Series and the allocable portion of the Transferor Interest and the average amount of the Principal Receivables during each month. The monthly servicing fee will be allocated between the Transferor Interest, the Investor Interest and the Excess Collateral Holders' Interest and the investor interests for all other Series. The portion of the servicing fee allocable to the Investor Interest and the Excess Collateral Holders' Interest on each Distribution Date (the "Investor Servicing Fee") will be equal to one-twelfth of the product of the Servicing Fee Percentage and the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Excess Collateral Adjusted Amount on the last day of the related Monthly Period or, in the case of the first Distribution Date, the product of (i) the actual number of days from and including the Closing Date to and including __________, 1999 divided by 365, (ii) the Servicing Fee Percentage and (iii) the initial Invested Amount. "Class A Monthly Servicing Fee," "Class B Monthly Servicing Fee," and "Excess Collateral Monthly Servicing Fee," mean, with respect to any Distribution Date, one-twelfth of the product of the Servicing Fee Percentage and the Class A Adjusted Invested Amount, Class B Adjusted Invested Amount or Excess Collateral Adjusted Amount, as applicable, on the last day of the preceding Monthly Period. The "Servicing Fee Percentage" will mean 1.5% for so long as the Bank is the Servicer or 2.0% if the Bank is no longer the Servicer. The Investor Servicing Fee will be funded from Excess Finance Charge Collections and, with respect to a Servicer other than the Bank, from the Investor Percentage of collections of Finance Charge Receivables and Reallocated Principal Collections. The remainder of the servicing fee will be allocable to the Transferor Interest and the investor interests of other Series. None of the Trust, the Certificateholders nor the Excess Collateral Holders will have any obligation to pay such portion of the servicing fee.

      The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Trustee and independent certified public accountants and other fees which are not expressly stated in the Pooling and Servicing Agreement to be payable by the Trust, the Certificateholders or the Excess Collateral Holders other than Federal, state and local income and franchise taxes, if any, of the Trust.

Reports to Certificateholders

      The Trustee will publish or will cause to be published following each Distribution Date (including the Stated Series Termination Date) in a daily newspaper in Luxembourg (expected to be the Luxemburger Wort) a notice to the effect that the information described in "Description of the Certificates--Reports to Certificateholders" in the attached prospectus will be available for review at the main office of the listing agent of the Trust in Luxembourg.

      Notices to Certificateholders will be given by publication in a daily newspaper in Luxembourg, which is expected to be the Luxemburger Wort. In the event that Definitive Certificates are issued, notices to Certificateholders will also be given by mail to the addresses of such holders as they appear in the Certificate register.

                      Listing and General Information

      Application has been made to list the Offered Certificates on the Luxembourg Stock Exchange. In connection with the listing application, the Amended and Restated Articles of Association and By-laws of the Bank, as well as legal notice relating to the issuance of the Offered Certificates will be deposited prior to listing with the Chief Registrar of the District Court in Luxembourg, where copies thereof may be obtained upon request. Once the Offered Certificates have been so listed, trading of the Offered Certificates may be effected on the Luxembourg Stock Exchange. The Class A Certificates and the Class B Certificates have been accepted for clearance through the facilities of DTC, Cedelbank and Euroclear (ISIN number for the Class A Certificates is ____________, and for the Class B Certificates ____________, and Common Code number for the Class A Certificates is
____________, and for the Class B Certificates ____________).

      The transactions contemplated in this prospectus supplement were authorized by resolutions adopted by the Bank on February 3, 1999.

      Copies of the Pooling and Servicing Agreement, the Offered Series Supplement, the annual report of independent public accountants described in "Description of the Certificates--Evidence as to Compliance" in the attached prospectus, the documents listed under "Where You Can Find More Information" and the reports to Certificateholders referred to under "Reports to Certificateholders" and "Description of the Certificates--Reports to Certificateholders" in the attached prospectus will be available at the office of the listing agent of the Trust in Luxembourg, whose address is 14 Boulevard Royal, 2449 Luxembourg, Grand-Duche de Luxembourg. Financial information regarding the Bank is included in the consolidated financial statements of BANK ONE in BANK ONE's Annual Report for the fiscal year ended December 31, 199_, which documents are also available at the office of the listing agent in Luxembourg.

      The Certificates, the Pooling and Servicing Agreement and the Offered Series Supplement are governed by the laws of the State of Delaware.

                            ERISA Considerations

      Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit certain pension, profit sharing or other employee benefit plans, individual retirement accounts or annuities and employee annuity plans and Keogh plans (collectively, "Benefit Plans") from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code (collectively, "Parties in Interest") with respect to the Benefit Plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and Section 4975 of the Code for such persons, unless a statutory, regulatory or administrative exemption is available. Benefit Plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements.

Class A Certificates

      A violation of the prohibited transaction rules could occur if the Class A Certificates were to be purchased with assets of any Plan if the Transferor, the Trustee, any underwriters of such Series or any of their affiliates were a Party in Interest with respect to such Plan, unless a statutory, regulatory or administrative exemption is available or an exemption applies under a regulation (the "Plan Asset Regulation") issued by the Department of Labor ("DOL"). The Transferor, the Trustee, any underwriters of a Series and their affiliates are likely to be Parties in Interest with respect to many Plans. Before purchasing the Class A Certificates, a Plan fiduciary or other Plan investor should consider whether a prohibited transaction might arise by reason of the relationship between the Plan and the Transferor, the Trustee, any underwriters of such Series or any of their affiliates and consult their counsel regarding the purchase in light of the considerations described below and in the accompanying prospectus.

      Under certain circumstances, the Plan Asset Regulation treats the assets of an entity in which a Plan holds an equity interest as "plan assets" of such Plan. Because the Class A Certificates will represent beneficial interests in the Trust, and despite the agreement of the Transferor and the Certificate Owners to treat the Class A Certificates as debt instruments, the Class A Certificates are likely to be considered equity interests in the Trust for purposes of the Plan Asset Regulation, with the result that the assets of the Trust are likely to be treated as "plan assets" of the investing Plans for purposes of ERISA and Section 4975 of the Code, unless the exception for "publicly-offered securities" is applicable as described in the accompanying prospectus. The Underwriters anticipate that the Class A Certificates will meet the criteria for treatment as "publicly-offered securities" as described in the accompanying prospectus. No restrictions will be imposed on the transfer of the Class A Certificates. It is expected that the Class A Certificates will be held by at least 100 or more investors who were independent of the issuer and of one another ("Independent Investors") at the conclusion of the initial public offering although no assurance can be given, and no monitoring or other measures will be taken to ensure, that such condition is met. The Class A Certificates will be sold as part of an offering pursuant to an effective registration statement under the Act and then will be timely registered under the Exchange Act.

      If the foregoing exception under the Plan Asset Regulation were not satisfied, transactions involving the Trust and Parties in Interest with respect to a Plan that purchases or holds Class A Certificates might be prohibited under Section 406 of ERISA and/or Section 4975 of the Code and result in excise tax and other liabilities under ERISA and Section 4975 of the Code unless an exemption were available. The five DOL class exemptions described in the accompanying prospectus may not provide relief for all transactions involving the assets of the Trust even if they would otherwise apply to the purchase of a Class A Certificate by a Plan.

Class B Certificates

      The Underwriter currently does not expect that the Class B Certificates will be held by at least 100 Independent Investors and, therefore, does not expect that such Class B Certificates will qualify as publicly-offered securities under the regulation referred to in the preceding paragraph. Accordingly, the Class B Certificates may not be acquired or held by (a) any employee benefit plan that is subject to ERISA,
(b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Code, or (c) any entity whose underlying assets include "plan assets" under the regulation by reason of any such plan's investment in the entity. By its acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not and will not be subject to the foregoing limitation.

Consultation with Counsel

      In light of the foregoing, fiduciaries or other persons contemplating purchasing Class A Certificates or Class B Certificates on behalf or with "plan assets" of any Benefit Plan should consult their own counsel regarding whether the Trust assets represented by the Class A Certificates or Class B Certificates would be considered "plan assets," the consequences that would apply if the Trust's assets were considered "plan assets," and the possibility of exemptive relief from the prohibited transaction rules.

      Finally, Benefit Plan fiduciaries and other Benefit Plan investors should consider the fiduciary standards under ERISA or other applicable law in the context of the Benefit Plan's particular circumstances before authorizing an investment of a portion of the Benefit Plan's assets in the Certificates. Accordingly, among other factors, Benefit Plan fiduciaries and other Benefit Plan investors should consider whether the investment (i) satisfies the diversification requirement of ERISA or other applicable law,
(ii) is in accordance with the Benefit Plan's governing instruments, and
(iii) is prudent in light of the "Risk Factors" discussed in this supplement and other factors discussed in this supplement and the attached prospectus.


                                Underwriting

      Subject to the terms and conditions set forth in the Underwriting Agreement dated __________, ____ (the "Underwriting Agreement") between First USA and the underwriters named below (the "Underwriters"), First USA has agreed to sell to the Underwriters and the Underwriters have agreed to purchase, the principal amount of the Offered Certificates offered hereby if any of the Offered Certificates are purchased.


                                                     Principal           Principal
                                                     Amount of           Amount of
                                                      Class A             Class B
Underwriters                                        Certificates        Certificates
------------                                        ------------        ------------
                                                 $                    $
                                                 -                    -



Total                                            $                    $
-----                                            -                    -
                                                 ==================   ================


      The price to public, Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Class A and Class B Certificates, shall be as follows:


                                                                Selling
                                             Underwriting     concessions,    Reallowance,
                               Price to      discount and        not to          not to
                                public        commissions        exceed          exceed
                               --------      ------------     ------------    ------------

Class A Certificates                     %               %                %              %
Class B Certificates                     %               %                %              %


      After the offering is completed, First USA will receive the proceeds, after deduction of the underwriting and other expenses, listed below:


                                                Proceeds to Transferor      Underwriting
                                                (as % of the principal       discounts
                              Proceeds to             amount of                 and
                              Transferor          the Certificates)         commissions
                              -----------       ----------------------      ------------

Class A Certificates         $                                     %         $

Class B Certificates         $                                     %         $


      After the public offering, the public offering price and other selling terms may be changed by the Underwriters.

      The Underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Offered Certificates in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which create a syndicate short position. Stabilizing transactions permit bids to purchase the Offered Certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Offered Certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Offered Certificates originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Offered Certificates to be higher than it would otherwise be in the absence of such transactions. Neither the Transferor nor the Underwriters represent that the Underwriters will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice at any time.

      Each Underwriter has represented and agreed that (a) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or who is a person to whom the document may otherwise lawfully be issued or passed on, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and other applicable laws and regulations with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom and (c) if the Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

      The Transferor will indemnify each Underwriter against certain liabilities, including liabilities under the Securities Act or contribute to payments the Underwriter may be required to make in respect thereof. Each Underwriter has agreed to reimburse the Transferor for certain expenses incurred in connection with the issuance and distribution of the Offered Certificates.

      In the ordinary course of business, each Underwriter and its affiliates have engaged and may engage in investment banking and/or commercial banking transactions with the Transferor, its affiliates and the Trust. In addition, each Underwriter may from time to time take positions in the Certificates and other certificates issued by the Trust.

      First Chicago Capital Markets, Inc. ("FCCM") and Banc One Capital Markets, Inc. ("BOCM") are affiliates of the Transferor. Any obligations of FCCM or BOCM are the sole obligations of FCCM or BOCM, respectively, and do not create any obligations on the part of any of their affiliates.

      FCCM and BOCM may from time to time purchase or acquire a position in the Certificates and may, at each of their options, hold or resell such Certificates. FCCM and BOCM expect to offer and sell previously issued Certificates in the course of their respective businesses as broker-dealers. FCCM and BOCM may each act as a principal or an agent in such transactions. This supplement and the attached prospectus may be used by FCCM or BOCM and in connection with such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.

                              Exchange Listing

      We have applied to list the Certificates on the Luxembourg Stock Exchange. We cannot guaranty that the application for the listing will be accepted. You should consult with Banque de Luxembourg, S.A., the Luxembourg listing agent for the Certificates, 14 Boulevard Royal, 2449 Luxembourg, Grand-Duche de Luxembourg, phone number (352) 499243063, to determine whether or not the Certificates are listed on the Luxembourg Stock Exchange.


                                                                  ANNEX I

                                OTHER SERIES

      The Trust has previously issued ______ other Series that the Transferor anticipates will remain outstanding on the Closing Date. The table below sets forth the principal characteristics of such Series: Series 1993-3, Series 1994-4, Series 1994-6, Series 1994-7, Series 1994-8, Series
1995-1, Series 1995-2, Series 1995-5, Series 1995-6, Series 1996-1, Series
1996-2, Series 1996-3, Series 1996-4, Series 1996-6, Series 1996-7, Series
1996-8, Series 1997-1, Series 1997-2, Series 1997-3, Series 1997-4, Series
1997-5, Series 1997-6, Series 1997-7, Series 1997-8, Series 1997-9, Series
1997-10, Series 1998-1, Series 1998-2, Series 1998-3, Series 1998-4, Series
1998-5, Series 1998-6, Series 1998-7, Series 1998-8 and Series 1998-9. For
more specific information with respect to any Series, any prospective investor should contact the Servicer at (214) 849-3700. The Servicer will provide, without charge, to any prospective purchaser of the Certificates, a copy of the disclosure documents for any previous publicly issued Series.

Series 1993-3

   Initial Invested Amount                            $750,000,000
   Invested Amount on December 15, 1998               $250,000,000
   Certificate Rate                                   One Month LIBOR + 0.25%
   Controlled Amortization Amount                     $62,500,000
   Commencement of Controlled Amortization Period     April 1, 1998
   Annual Servicing Fee Percentage                    1.5%, subject to increase
                                                        to 2.0%
   Initial Cash Collateral Amount                     $97,500,000
   Expected Series Termination Date                   April 15, 1999
   Scheduled Series Termination Date                  December 15, 2000
   Series Issuance Date                               October 14, 1993

Series 1994-4

1. Class A Certificates
     Initial Invested Amount                         $726,450,000
     Certificate Rate                                One Month LIBOR + 0.37%
     Controlled Amortization Amount                  $60,537,500
     Commencement of Controlled Amortization Period  November 1, 2000
     Annual Servicing Fee Percentage                 1.5%, subject to increase
                                                       to 2.0%
     Initial Collateral Invested Amount              $87,000,000
     Other Enhancement                               Subordination of Class B
                                                     Certificates
     Expected Final Payment Date                     November 15, 2001
     Scheduled Series Termination Date               August 15, 2003
     Series Issuance Date                            June 9, 1994

2. Class B Certificates
     Initial Invested Amount                          $56,550,000
     Certificate Rate                                 One Month LIBOR + 0.58%
     Controlled Amortization Amount                   $56,550,000
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1994-6

1. Class A Certificates
     Initial Invested Amount                          $750,000,000
     Certificate Rate                                 One Month LIBOR + 0.35%
     Controlled Amortization Amount                   $62,500,000
     Commencement of Controlled Amortization Period   January 1, 2001
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                        to 2.0%
     Initial Collateral Invested Amount               $89,820,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      January 15, 2002
     Scheduled Series Termination Date                October 15, 2003
     Series Issuance Date                             August 24, 1994

2. Class B Certificates
     Initial Invested Amount                          $58,380,000
     Certificate Rate                                 One Month LIBOR + 0.58%
     Controlled Amortization Amount                   $58,380,000
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1994-7

1. Class A Certificates
     Initial Invested Amount                          $750,000,000
     Certificate Rate                                 One Month LIBOR + 0.18%
     Controlled Accumulation Amount
        (subject to adjustment)                        $750,000,000
     Commencement of Accumulation Period
       (subject to adjustment)                        September 30, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Collateral Invested Amount               $94,880,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      November 15, 1999
     Scheduled Series Termination Date                June 15, 2002
     Series Issuance Date                             November 8, 1994

2. Class B Certificates
     Initial Invested Amount                          $58,735,000
     Certificate Rate                                 One Month LIBOR + 0.40%
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1994-8

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 Three Month LIBOR + 0.24%
     Controlled Accumulation Amount
       (subject to adjustment)                        $41,666,667
     Commencement of Accumulation Period
       (subject to adjustment)                        October 31, 2000
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Collateral Invested Amount               $63,253,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      November 15, 2001
     Scheduled Series Termination Date                June 15, 2004
     Series Issuance Date                             November 8, 1994

2. Class B Certificates
     Initial Invested Amount                          $39,157,000
     Certificate Rate                                 Three Month LIBOR + 0.45%
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1995-1

1. Class A Certificates
     Initial Invested Amount                          $1,000,000,000
     Certificate Rate                                 One Month LIBOR + 0.14%
     Controlled Accumulation Amount
       (subject to adjustment)                        $1,000,000,000
     Commencement of Accumulation Period
       (subject to adjustment)                        January 31, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Collateral Invested Amount               $126,500,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      March 15, 1999
     Scheduled Series Termination Date                October 15, 2001
     Series Issuance Date                             March 1, 1995

2. Class B Certificates
     Initial Invested Amount                          $78,300,000
     Certificate Rate                                 One Month LIBOR + 0.35%
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1995-2

1. Class A Certificates
     Initial Invested Amount                          $660,000,000
     Certificate Rate                                 One Month LIBOR + 0.24%
       Controlled Accumulation Amount
         (subject to adjustment)                        $55,000,000
     Commencement of Accumulation Period
       (subject to adjustment)                        February 28, 2001
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Collateral Invested Amount               $83,500,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      March 15, 2002
     Scheduled Series Termination Date                October 15, 2004
     Series Issuance Date                             March 1, 1995

2. Class B Certificates
     Initial Invested Amount                          $51,700,000
     Certificate Rate                                 One Month LIBOR + 0.425%
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1995-5

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.17%
      Controlled Accumulation Amount
         (subject to adjustment)                        $41,666,667
     Commencement of Accumulation Period
       (subject to adjustment)                        August 31, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Collateral Invested Amount               $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      September 15, 2000
     Scheduled Series Termination Date                April 15, 2003
     Series Issuance Date                             September 14, 1995

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.29%
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1995-6

1. Class A Certificates
     Initial Invested Amount                          $1,245,000,000
     Certificate Rate                                 One Month LIBOR + 0.17%
     Controlled Accumulation Amount
       (subject to adjustment)                        $103,750,000
     Commencement of Accumulation Period
       (subject to adjustment)                        October 31, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Collateral Invested Amount               $142,500,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      November 10, 2000
     Scheduled Series Termination Date                July 10, 2003
     Series Issuance Date                             December 7, 1995

2. Class B Certificates
     Initial Invested Amount                          $112,500,000
     Certificate Rate                                 One Month LIBOR + 0.33%
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Collateral Invested Amount               Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1996-1

1. Class A Certificates
     Initial Invested Amount                          $750,000,000
     Certificate Rate                                 One Month LIBOR + 0.16%
     Controlled Accumulation Amount
       (subject to adjustment)                        $75,301,250
     Commencement of Accumulation Period
       (subject to adjustment)                        February 29, 2000
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $85,845,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      March 15, 2001
     Scheduled Series Termination Date                November 15, 2003
     Series Issuance Date                             March 6, 1996

2. Class B Certificates
     Initial Invested Amount                          $67,770,000
     Certificate Rate                                 One Month LIBOR + 0.29%
     Controlled Accumulation Amount
        (subject to adjustment)                       Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1996-2

1. Class A Certificates
     Initial Invested Amount                          $600,000,000
     Certificate Rate                                 One Month LIBOR + 0.18%
     Controlled Accumulation Amount
       (subject to adjustment)                        $60,250,000
     Commencement of Accumulation Period
       (subject to adjustment)                        May 31, 2002
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $68,700,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      June 10, 2003
     Scheduled Series Termination Date                February 10, 2006
     Series Issuance Date                             June 4, 1996

2. Class B Certificates
     Initial Invested Amount                          $54,300,000
     Certificate Rate                                 One Month LIBOR + 0.33%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1996-3

1. Class A Certificates
     Initial Invested Amount                          $400,000,000
     Certificate Rate                                 One Month LIBOR + 0.10%
     Controlled Accumulation Amount
       (subject to adjustment)                        $40,166,667
     Commencement of Accumulation Period
       (subject to adjustment)                        April 30, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                        to 2.0%
     Initial CIA Certificate Amount                   $45,800,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      June 10, 1999
     Scheduled Series Termination Date                February 10, 2002
     Series Issuance Date                             June 6, 1996

2. Class B Certificates
     Initial Invested Amount                          $36,200,000
     Certificate Rate                                 One Month LIBOR + 0.23%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1996-4

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.19%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,834
     Commencement of Accumulation Period
       (subject to adjustment)                        July 31, 2005
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      August 10, 2006
     Scheduled Series Termination Date                April 10, 2009
     Series Issuance Date                             August 6, 1996

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.37%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1996-6

1. Class A Certificates
     Initial Invested Amount                          $862,650,000
     Certificate Rate                                 One Month LIBOR + 0.14%
     Controlled Accumulation Amount
       (subject to adjustment)                        $86,616,667
     Commencement of Accumulation Period
       (subject to adjustment)                        October 31, 2002
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $98,750,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      November 10, 2003
     Scheduled Series Termination Date                July 10, 2006
     Series Issuance Date                             November 13, 1996

2. Class B Certificates
     Initial Invested Amount                          $78,000,000
     Certificate Rate                                 One Month LIBOR + 0.35%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                         Certificates

Series 1996-7

1. Class A Certificates
     Initial Invested Amount                          $483,060,000
     Certificate Rate                                 One Month LIBOR + 0.095%
     Controlled Accumulation Amount
       (subject to adjustment)                        $48,500,000
     Commencement of Accumulation Period
       (subject to adjustment)                        January 31, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $55,290,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      February 10, 2000
     Scheduled Series Termination Date                October 10, 2002
     Series Issuance Date                             December 11, 1996

2. Class B Certificates
     Initial Invested Amount                          $43,650,000
     Certificate Rate                                 One Month LIBOR + 0.29%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1996-8

1. Class A Certificates
     Initial Invested Amount                          $400,000,000
     Certificate Rate                                 One Month LIBOR + 0.12%
     Controlled Accumulation Amount
       (subject to adjustment)                        $40,166,667
     Commencement of Accumulation Period
       (subject to adjustment)                        December 31, 2002
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $45,800,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      January 10, 2004
     Scheduled Series Termination Date                September 10, 2006
     Series Issuance Date                             December 11, 1996

2. Class B Certificates
     Initial Invested Amount                          $36,200,000
     Certificate Rate                                 One Month LIBOR + 0.34%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of  Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-1

1. Class A Certificates
     Initial Invested Amount                          $750,000,000
     Certificate Rate                                 One Month LIBOR + 0.10%
     Controlled Accumulation Amount
       (subject to adjustment)                        $75,301,250
     Commencement of Accumulation Period
       (subject to adjustment)                        January 31, 2003
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $85,845,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      February 17, 2004
     Scheduled Series Termination Date                October 17, 2006
     Series Issuance Date                             February 4, 1997

2. Class B Certificates
     Initial Invested Amount                          $67,770,000
     Certificate Rate                                 One Month LIBOR + 0.31%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-2

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.13%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,834
     Commencement of Accumulation Period
       (subject to adjustment)                        April 30, 2003
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      May 17, 2004
     Scheduled Series Termination Date                January 17, 2007
     Series Issuance Date                             May 8, 1997

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.33%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-3

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.11%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,834
     Commencement of Accumulation Period
       (subject to adjustment)                        May 31, 2001
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      June 17, 2002
     Scheduled Series Termination Date                February 17, 2005
     Series Issuance Date                             June 10, 1997

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.29%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-4

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.21%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,834
     Commencement of Accumulation Period
       (subject to adjustment)                        May 31, 2006
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      June 17, 2007
     Scheduled Series Termination Date                February 17, 2010
     Series Issuance Date                             June 10, 1997

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.41%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-5

1. Class A Certificates
     Initial Invested Amount                          $650,000,000
     Certificate Rate                                 One Month LIBOR + 0.14%
     Controlled Accumulation Amount
       (subject to adjustment)                        $65,260,834
     Commencement of Accumulation Period
       (subject to adjustment)                        July 31, 2003
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $74,395,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      August 17, 2004
     Scheduled Series Termination Date                April 17, 2007
     Series Issuance Date                             August 7, 1997

2. Class B Certificates
     Initial Invested Amount                          $58,735,000
     Certificate Rate                                 One Month LIBOR + 0.33%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                         Certificates

Series 1997-6

1. Class A Certificates
     Initial Invested Amount                          $1,300,000,000
     Certificate Rate                                 6.42%
     Controlled Accumulation Amount
       (subject to adjustment)                        $130,521,667
     Commencement of Accumulation Period
       (subject to adjustment)                        June 30, 2001
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $148,790,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      July 17, 2002
     Scheduled Series Termination Date                March 17, 2005
     Series Issuance Date                             September 9, 1997

2. Class B Certificates
     Initial Invested Amount                          $117,470,000
     Certificate Rate                                 6.58%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of  Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-7

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.098%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,834
     Commencement of Accumulation Period
       (subject to adjustment)                        August 31, 2003
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      September 17, 2004
     Scheduled Series Termination Date                May 17, 2007
     Series Issuance Date                             September 9, 1997

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.30%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of  Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-8

1. Class A Certificates
     Initial Invested Amount                          $780,000,000
     Certificate Rate                                 One Month LIBOR + 0.15%
     Controlled Accumulation Amount
       (subject to adjustment)                        $78,313,334
     Commencement of  Accumulation Period
       (subject to adjustment)                        August 31, 2006
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $89,278,000
     Other Enhancement                                Subordination of Class B
Certificates
     Expected Final Payment Date                      September 17, 2007
     Scheduled Series Termination Date                March 17, 2010
     Series Issuance Date                             September 23, 1997

2. Class B Certificates
     Initial Invested Amount                          $70,482,000
     Certificate Rate                                 One Month LIBOR + 0.36%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-9

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.06%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,834
     Commencement of Accumulation Period
       (subject to adjustment)                        September 30, 2003
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificate Amount                   $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      October 17, 2004
     Scheduled Series Termination Date                June 17, 2007
     Series Issuance Date                             October 9, 1997

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.33%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1997-10

1. Class A Certificates
     Initial Invested Amount                          $700,000,000
     Certificate Rate                                 One Month LIBOR + 0.09%
     Controlled Accumulation Amount
       (subject to adjustment)                        $70,281,167
     Commencement of Accumulation Period
       (subject to adjustment)                        December 31, 1999
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial CIA Certificates Amount                  $80,121,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      January 17, 2001
     Scheduled Series Termination Date                September 17, 2003
     Series Issuance Date                             December 23, 1997

2. Class B Certificates
     Initial Invested Amount                          $63,253,000
     Certificate Rate                                 One Month LIBOR + 0.27%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial CIA Certificate Amount                   Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-1

1. Class A Certificates
     Initial Invested Amount                          $700,000,000
     Certificate Rate                                 One Month LIBOR + 0.08%
     Controlled Accumulation Amount
       (subject to adjustment)                        $70,281,167
     Commencement of Accumulation Period
       (subject to adjustment)                        April 30, 2002
     Annual Servicing Fee Percentage                  1.5%, subject to increase
to 2.0%
     Initial Excess Collateral Amount                 $80,121,000
     Other Enhancement                                Subordination of Class B
Certificates
     Expected Final Payment Date                      May 18, 2003
     Scheduled Series Termination Date                January 18, 2006
     Series Issuance Date                             May 21, 1998

2. Class B Certificates
     Initial Invested Amount                          $63,253,000
     Certificate Rate                                 One Month LIBOR + 0.25%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-2

1. Class A Certificates
     Initial Invested Amount                          $579,000,000
     Certificate Rate                                 One Month LIBOR - 0.125%
     Controlled Accumulation Amount
       (subject to adjustment)                        $58,132,667
     Commencement of Accumulation Period
       (subject to adjustment)                        May 31, 2007
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $66,272,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      June 18, 2008
     Scheduled Series Termination Date                February 18, 2011
     Series Issuance Date                             May 21, 1998

2. Class B Certificates
     Initial Invested Amount                          $52,320,000
     Certificate Rate                                 One Month LIBOR - 0.125%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-3

1. Class A Certificates
     Initial Invested Amount                          $800,000,000
     Certificate Rate                                 One Month LIBOR + 0.06%
     Controlled Accumulation Amount
       (subject to adjustment)                        $80,321,334
     Commencement of  Accumulation Period
       (subject to adjustment)                        May 31, 2000
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $91,567,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      June 18, 2001
     Scheduled Series Termination Date                February 18, 2004
     Series Issuance Date                             June 25, 1998

2. Class B Certificates
     Initial Invested Amount                          $72,289,000
     Certificate Rate                                 One Month LIBOR + 0.22%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-4

1. Class A Certificates
     Initial Invested Amount                          $700,000,000
     Certificate Rate                                 One Month LIBOR + 0.12%
     Controlled Accumulation Amount
       (subject to adjustment)                        $70,281,167
     Commencement of  Accumulation Period
       (subject to adjustment)                        June 30, 2004
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $80,121,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      July 18, 2005
     Scheduled Series Termination Date                March 18, 2008
     Series Issuance Date                             July 22, 1998

2. Class B Certificates
     Initial Invested Amount                          $63,253,000
     Certificate Rate                                 One Month LIBOR + 0.30%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of  Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-5

1. Class A Certificates
     Initial Invested Amount                          $650,000,000
     Certificate Rate                                 One Month LIBOR + 0.10%
     Controlled Accumulation Amount
       (subject to adjustment)                        $65,260,834
     Commencement of Accumulation Period
       (subject to adjustment)                        July 31, 2002
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $74,395,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      August 18, 2003
     Scheduled Series Termination Date                April 18, 2006
     Series Issuance Date                             August 27, 1998

2. Class B Certificates
     Initial Invested Amount                          $58,735,000
     Certificate Rate                                 One Month LIBOR + 0.28%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-6

1. Class A Certificates
     Initial Invested Amount                          $800,000,000
     Certificate Rate                                 One Month LIBOR + 0.16%
     Controlled Accumulation Amount
       (subject to adjustment)                        $80,321,334
     Commencement of Accumulation Period
       (subject to adjustment)                        July 31, 2007
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $91,567,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      August 18, 2008
     Scheduled Series Termination Date                April 18, 2011
     Series Issuance Date                             August 27, 1998

2. Class B Certificates
     Initial Invested Amount                          $72,289,000
     Certificate Rate                                 One Month LIBOR + 0.36%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-7

1. Class A Certificates
     Initial Invested Amount                          $750,000,000
     Certificate Rate                                 One Month LIBOR + 0.10%
     Controlled Accumulation Amount
       (subject to adjustment)                        $75,301,250
     Commencement of Accumulation Period
       (subject to adjustment)                        July 31, 2000
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $85,845,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      August 18, 2001
     Scheduled Series Termination Date                April 18, 2004
     Series Issuance Date                             September 17, 1998

2. Class B Certificates
     Initial Invested Amount                          $67,770,000
     Certificate Rate                                 One Month LIBOR + 0.30%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of  Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-8

1. Class A Certificates
     Initial Invested Amount                          $500,000,000
     Certificate Rate                                 One Month LIBOR + 0.15%
     Controlled Accumulation Amount
       (subject to adjustment)                        $50,200,833
     Commencement of Accumulation Period
       (subject to adjustment)                        August 31, 2004
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $57,230,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      September 19, 2005
     Scheduled Series Termination Date                May 19, 2008
     Series Issuance Date                             September 17, 1998

2. Class B Certificates
     Initial Invested Amount                          $45,180,000
     Certificate Rate                                 One Month LIBOR + 0.41%
     Controlled Accumulation Amount                   Same as above for Class A
                                                      Certificates
       (subject to adjustment)
     Commencement of Accumulation Period              Same as above for Class A
                                                        Certificates
       (subject to adjustment)
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates

Series 1998-9

1. Class A Certificates
     Initial Invested Amount                          $650,000,000
     Certificate Rate                                 5.28%
     Controlled Accumulation Amount                   $62,260,584
       (subject to adjustment)
     Commencement of  Accumulation Period             December 31, 2002
       (subject to adjustment)
     Annual Servicing Fee Percentage                  1.5%, subject to increase
                                                         to 2.0%
     Initial Excess Collateral Amount                 $52,299,000
     Other Enhancement                                Subordination of Class B
                                                        Certificates
     Expected Final Payment Date                      January 20, 2004
     Scheduled Series Termination Date                September 18, 2006
     Series Issuance Date                             December 22, 1998

2. Class B Certificates
     Initial Invested Amount                          $44,828,000
     Certificate Rate                                 5.55%
     Controlled Accumulation Amount
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Commencement of Accumulation Period
       (subject to adjustment)                        Same as above for Class A
                                                        Certificates
     Annual Servicing Fee Percentage                  Same as above for Class A
                                                        Certificates
     Initial Excess Collateral Amount                 Same as above for Class A
                                                        Certificates
     Expected Final Payment Date                      Same as above for Class A
                                                        Certificates
     Scheduled Series Termination Date                Same as above for Class A
                                                        Certificates
     Series Issuance Date                             Same as above for Class A
                                                        Certificates


                                                                     ANNEX II

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in certain limited circumstances, the globally offered First USA Credit Card Master Trust Floating Rate Asset Backed Certificates, Series 1999-__, Class A and Class B (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Cedelbank or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding Global Securities through Cedelbank and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

      Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior First USA Credit Card Master Trust issues.

      Secondary cross-market trading between Cedelbank Customers or Euroclear Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedelbank and Euroclear (in such capacity) and as Cedelbank Customers or Euroclear Participants.

      Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

      Initial Settlement. All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants. As a result, Cedelbank and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as Participants.

      Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations and prior First USA Credit Card Master Trust issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their Global Securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

      Secondary Market Trading. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between Participants will be settled using the procedures applicable to prior First USA Credit Card Master Trust issues in same-day funds.

      Trading between Cedelbank Customers and/or Euroclear Participants. Secondary market trading between Cedelbank Customers or Euroclear
Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

      Trading between DTC seller and Cedelbank or Euroclear purchaser. When Global Securities are to be transferred from the account of a Participant to the accounts of a Cedelbank Customer or a Euroclear Participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank Customer or Euroclear Participant at least one business day prior to settlement. Cedelbank or Euroclear, as the case may be, will instruct their respective Depositary to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of actual days elapsed and a 360 day year. Payment will then be made by the respective Depositary to the Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedelbank Customer's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedelbank or Euroclear cash debit will be valued instead as of the actual settlement date.

      Cedelbank Customers and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the Global Securities are credited to their accounts one day later.

      As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank Customers or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedelbank Customers or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedelbank Customer's or Euroclear Participant's particular cost of funds.

      Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of Cedelbank Customers or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

      Trading between Cedelbank or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedelbank Customers and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank Customer or Euroclear Participant at least one business day prior to settlement. In these cases, Cedelbank or Euroclear will instruct their respective Depositary, as appropriate, to deliver the bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date on the basis of actual days elapsed and a 360 day year. The payment will then be reflected in the account of the Cedelbank Customer or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedelbank Customer's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedelbank Customer or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedelbank Customer's or Euroclear Participant's account would instead be valued as of the actual settlement date.

      Finally, day traders that use Cedelbank or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedelbank Customers or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

            (a) borrowing through Cedelbank or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts) in accordance with the clearing system's customary procedures;

            (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedelbank or Euroclear accounts in order to settle the sale side of the trade; or

            (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedelbank Customer or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

      A beneficial owner of Global Securities holding securities through Cedelbank or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

      Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Certificates that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

      Exemption for non-U.S. Persons with effectively connected income (Form 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

      Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent.

      Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

      U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

      The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or (iv) a trust if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.



                     Index of Terms for Prospectus Supplement


Term                                                           Page
Accounts.......................................................S-16
Accumulation Period............................................S-33
Accumulation Period Length.....................................S-33
Accumulation Shortfall.........................................S-45
Addition Date..................................................S-35
Amortization Period............................................S-33
Amortization Periods...........................................S-33
Available Investor Principal Collections.......................S-32
Available Reserve Account Amount...............................S-50
Average Principal Balance......................................S-35
BANC ONE.......................................................S-16
Bank...........................................................S-16
BANK ONE.......................................................S-16
Bank Portfolio.................................................S-17
Base Rate......................................................S-26
Benefit Plans..................................................S-53
BOCM...........................................................S-57
Calculation Date...............................................S-39
Certificate Rate...............................................S-30
Certificateholders.............................................S-16
Certificates...................................................S-16
Chevy Chase....................................................S-16
Class A Account Percentage.....................................S-41
Class A Adjusted Invested Amount...............................S-36
Class A Available Funds........................................S-41
Class A Certificate Rate.......................................S-30
Class A Certificateholders.....................................S-16
Class A Certificateholders' Interest...........................S-34
Class A Certificates...........................................S-16
Class A Fixed/Floating Allocation Percentage...................S-35
Class A Floating Allocation Percentage.........................S-35
Class A Invested Amount........................................S-36
Class A Investor Charge-Off....................................S-48
Class A Investor Default Amount................................S-47
Class A Monthly Interest.......................................S-40
Class A Monthly Principal......................................S-44
Class A Monthly Servicing Fee..................................S-52
Class A Required Amount........................................S-37
Class A Scheduled Payment Date.................................S-25
Class B Account Percentage.....................................S-41
Class B Adjusted Invested Amount...............................S-36
Class B Available Funds........................................S-41
Class B Certificate Rate.......................................S-30
Class B Certificateholders.....................................S-16
Class B Certificateholders' Interest...........................S-34
Class B Certificates...........................................S-16
Class B Fixed/Floating Allocation Percentage...................S-35
Class B Floating Allocation Percentage.........................S-35
Class B Invested Amount........................................S-36
Class B Investor Charge-Off....................................S-48
Class B Investor Default Amount................................S-47
Class B Monthly Interest.......................................S-41
Class B Monthly Principal......................................S-45
Class B Monthly Servicing Fee..................................S-52
Class B Principal Commencement Date............................S-34
Class B Required Amount........................................S-37
Class B Scheduled Payment Date.................................S-25
Closing Date...................................................S-30
Companion Series...............................................S-50
Controlled Accumulation Amount.................................S-45
Controlled Deposit Amount......................................S-25
Cut-Off Date...................................................S-21
Default Amount.................................................S-47
Distribution Date..............................................S-30
DOL............................................................S-53
DTC..........................................................A-II-1
ERISA..........................................................S-53
Excess Collateral..............................................S-16
Excess Collateral Account Percentage...........................S-41
Excess Collateral Adjusted Amount..............................S-36
Excess Collateral Amount.......................................S-36
Excess Collateral Available Funds..............................S-41
Excess Collateral Default Amount...............................S-47
Excess Collateral Fixed/Floating Allocation Percentage.........S-35
Excess Collateral Floating Allocation Percentage...............S-35
Excess Collateral Holders......................................S-16
Excess Collateral Holders' Interest............................S-34
Excess Collateral Minimum Monthly Interest.....................S-44
Excess Collateral Minimum Rate.................................S-44
Excess Collateral Monthly Principal............................S-45
Excess Collateral Monthly Servicing Fee........................S-52
Excess Collateral Scheduled Payment Date.......................S-32
Excess Finance Charge Collections..............................S-40
Excess Principal Collections...................................S-33
FCCM...........................................................S-57
Finance Charge Deficit.........................................S-38
First Commerce.................................................S-16
First USA......................................................S-16
Fixed/Floating Allocation Percentage...........................S-35
GE Capital.....................................................S-16
Global Securities............................................A-II-1
Independent Investors..........................................S-54
Interest Period................................................S-30
Invested Amount................................................S-36
investment company.............................................S-26
Investor Default Amount........................................S-47
Investor Percentage............................................S-35
Investor Servicing Fee.........................................S-52
LIBOR..........................................................S-31
LIBOR Determination Date.......................................S-31
Offered Certificates...........................................S-16
Offered Series.................................................S-21
Offered Series Supplement......................................S-16
Parties in Interest............................................S-53
Pay Out Event............................................S-26, S-50
Percentage Allocation..........................................S-38
Periodic Finance Charges.......................................S-17
Plan Asset Regulation..........................................S-53
Pooling and Servicing Agreement................................S-16
Portfolio Yield................................................S-26
Principal Funding Account......................................S-48
Principal Funding Account Balance..............................S-25
Principal Funding Investment Proceeds..........................S-49
Principal Shortfalls...........................................S-33
Rapid Amortization Period......................................S-32
Reallocated Class B Principal Collections......................S-47
Reallocated Excess Collateral Principal Collections............S-46
Reallocated Principal Collections..............................S-47
Receivables....................................................S-16
Record Date....................................................S-29
Reference Banks................................................S-31
Removed Accounts...............................................S-22
Required Reserve Account Amount................................S-49
Reserve Account................................................S-49
Reserve Account Funding Date...................................S-49
Revolving Period...............................................S-31
Scheduled Payment Date.........................................S-25
Servicing Fee Percentage.......................................S-52
Stated Series Termination Date.................................S-26
Subordinate Principal Collections..............................S-38
Telerate Page 3750.............................................S-31
Transfer and Administration Agreement..........................S-43
Transferor.....................................................S-16
Transferor Percentage..........................................S-36
Trust Portfolio................................................S-21
Trustee........................................................S-16
U.S. Person..................................................A-II-4
Underwriters...................................................S-56
Underwriting Agreement.........................................S-56


                            PRINCIPAL OFFICE OF
                    FIRST USA BANK, NATIONAL ASSOCIATION
                          201 North Walnut Street
                         Wilmington, Delaware 19801


                                  TRUSTEE
                      The Bank of New York (Delaware)
                             White Clay Center
                                 Route 273
                           Newark, Delaware 19711


                              PAYING AGENTS
The Bank of New York                            Banque de Luxembourg
101 Barclay Street, Floor 12E                   14 Boulevard Royal
New York, New York 10286                        2449 Luxembourg
                                                Grand-Duche de Luxembourg


                              LISTING AGENT
                           Banque de Luxembourg
                             14 Boulevard Royal
                              2449 Luxembourg
                         Grand-Duche de Luxembourg


               LEGAL ADVISOR TO THE BANK AND THE UNDERWRITERS
                          as to United States Law
                  Skadden, Arps, Slate, Meagher & Flom LLP
                              919 Third Avenue
                          New York, New York 10022


                    INDEPENDENT ACCOUNTANTS TO THE BANK
                            Arthur Andersen, LLP
                           33 West Monroe Street
                          Chicago, Illinois 60603



                           Prospectus Supplement
                              First USA Credit
                             Card Master Trust
                                   Issuer

                               SERIES 1999 -

                                     $
                           Class A Floating Rate
                         Asset Backed Certificates

                                     $
                           Class B Floating Rate
                         Asset Backed Certificates

                              First USA Bank,
                            National Association
                          Transferor and Servicer



                  Underwriters of the Class A Certificates

                           [Name of Underwriters]

                  Underwriter of the Class B Certificates

                           [Name of Underwriter]


   You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the Prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the Certificates in any state where the offer is not permitted.

We do not claim the accuracy of the information in this Prospectus Supplement and the Prospectus as of any date other than the dates stated on their respective covers.

Dealers will deliver a Prospectus Supplement and Prospectus when acting as underwriters of the Certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Certificates will deliver a Prospectus Supplement and Prospectus until ________, ____.